Commission File No.: 000-55450

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
Medicine Man Technologies, Inc. (Name of Registrant as Specified in its Charter)
Payment of Filing Fee (check the appropriate box):
☒	None required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

NOTICE REGARDING THE INTERNET AVAILABILITY OF
INFORMATION STATEMENT MATERIALS

MEDICINE MAN TECHNOLOGIES, INC.

4880 Havana Street

Suite 200 South

Denver, Colorado 80239

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF OUR MAJORITY STOCKHOLDERS

To the Stockholders of Medicine Man Technologies, Inc.:

We are furnishing this notice to all holders of record of shares of common stock of Medicine Man Technologies, Inc. (the “Company”) as of close of business on February 28, 2017 (the “Record Date”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the U.S. Securities and Exchange Commission thereunder. This notice is intended to inform you of the availability of an Information Statement on our website  advising you that the Company has entered into two separate agreements to acquire other unrelated companies, including (i) an Agreement and Plan of Merger (the “Pono Agreement") with Pono Publications Ltd., a privately held Colorado corporation ("Pono") based in Denver, Colorado, that also includes Medicine Man Consulting Inc., our wholly owned subsidiary (“MMC”) and (ii) a Share Exchange Agreement (the “SN Agreement”) with Success Nutrients, Inc., a Colorado corporation (“SN”) to facilitate our acquisition of these companies. SN will become a wholly owned subsidiary of our Company while Pono shall be merged with and into MMC, which shall remain as the surviving corporation.

Pursuant to the terms of the Pono and SN Agreements, we will be issuing 3.5 million shares of our Common Stock, par value $0.001 per share to the shareholders of both Pono and SN, in exchange for all of their issued and outstanding shares of common stock. Upon effectiveness, there will then be 17,470,944 shares of our Common Stock issued and outstanding. Both the Pono Agreement and SN Agreement will be effected by authority of our Board of Directors and the written consent of the holders of a majority of our Common Stock. However, voting control of our Company will not change and, except for the appointment of Charles Haupt as a director and Joshua Haupt as our Chief Cultivation Officer, all of our directors and executive officers will remain.

The Pono Agreement and SN Agreement have been approved unanimously by our Board of Directors. On February 28, 2017, holders of approximately 53% of our issued and outstanding Common Stock acted by written consent to ratify both Agreements.

This communication is not a form for voting and presents only an overview of the more complete Information Statement that is available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement. The Company is making the Information Statement available through the Internet rather than utilizing the full set delivery option in an attempt to save additional expenses associated with the printing and mailing of the Information Statement.

Follow the instructions below to view the materials or request printed or e-mail copies.

Any shareholder who wishes to receive a copy without charge of the Information Statement and the Company’s Annual Report on Form 10-K may contact us by any of the following means:

Mail: Any shareholder who wishes to receive a copy without charge of the Information Statement and the Company’s Annual Report on Form 10-K may contact us by any of the following means:

Mail: Medicine Man Technologies, Inc., 4880 Havana Street, Suite 200 South, Denver, Colorado 80239; Attn: Investor Relations.

Telephone: (303) 371-0387

E-mail: info@medicinemantechnologies.com

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Neither the Pono Agreement nor the SN Agreement will become effective until applicable Statement of Merger (for the Pono Agreement) is filed with the Colorado Secretary of State and Statement of Share Exchange and Articles of Exchange (for the SN Agreement) are filed with the Colorado and Nevada Secretaries of State. We intend to file these documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

____________, 2017

Very Truly Yours

/s/ Andrew Williams

Andrew Williams, Chief Executive Officer

MEDICINE MAN TECHNOLOGIES, INC.

4880 Havana Street

Suite 200 South

Denver, Colorado 80239

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

This Information Statement (this “Information Statement”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered holders of the common stock, $0.001 par value per share (“Common Stock”), of Medicine Man Technologies, Inc. (the “Company”), in accordance with the relevant sections of the Nevada Revised Statutes. solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, upon the authorization of the Company’s Board of Directors (the “Board”) on February 27, 2017, the holders of a majority of the issued and outstanding shares of Common Stock (the “Majority Shareholders”) have executed a written consent approving the corporate actions described herein (the “Written Consent”). The Record Date for determining the shareholders entitled to receive this Information Statement was February 27, 2017, at which time the Company had 10,470,944 shares of Common Stock issued and outstanding. The Common Stock represents the only outstanding voting securities of the Company. Holders of approximately 53% of our voting securities approved the actions described below.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Information Statement is only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN

CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU

FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On February 27, 2017, we entered into a Merger Agreement with Pono Publications Ltd., as well as a Share Exchange Agreement with Success Nutrients, Inc., each a Colorado corporation, in order to facilitate our acquisition of both of these entities. On February 27, 2017, majority holders of our Common Stock ratified in writing their approval of the proposed Merger with Pono and Share Exchange with Success Nutrients.

The controlling stockholders have not consented to or considered any other corporate action. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the Record Date have voted in favor of the foregoing proposals and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on ______________, 2017.

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CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements that involve risks and uncertainties relating to, among other things, the closing of the Merger transaction and our future financial performance or future events. Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the information statement. You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

•	continued development of our business;
•	dependence on key personnel;
•	competitive factors;
•	changes in federal law relating to the cannabis industry
•	the operation of our business; and
•	general economic conditions.

These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

GENERAL

This Information Statement is to inform all of our stockholders of record on February 27, 2017 in connection with the approval by our Board of Directors and our controlling stockholders of a Merger Agreement (the “Pono Agreement”) with Pono Publications Ltd.,(“Pono”) as well as a Share Exchange Agreement (the “SN Agreement”) with Success Nutrients, Inc. (“SN”) (the Merger with Pono and the Share Exchange with SN are hereinafter jointly referred to as the “Transactions” or a “Transaction”), each a Colorado corporation, in order to facilitate our acquisition of both of these entities. The Pono Agreement and SN Agreement have each been approved by both our Board of Directors and the consent of the holders of a majority of our issued and outstanding common shares. The filing of the Statement of Merger for the Pono transaction and the Statement of Share Exchange and Articles of Exchange for the SN Transaction are required by the laws of the state of Colorado and Nevada, as applicable.

Pursuant to both the Pono Agreement and SN Agreement, we will, among other things, issue 3,500,000 “restricted” shares of our authorized but previously unissued common stock to the stockholders of both Pono and SN in exchange for all of their issued and outstanding common stock. There will then be 17,470,944 shares of our Common Stock issued and outstanding. Each share of common stock being issued to the shareholders of Pono and SN in the Transactions shall be voting securities and shall contain the same rights as those held by our current shareholders. We have no other classes of our securities issued or outstanding.

On the Effective Date of both Transactions we will be a holding company with two wholly owned subsidiaries, including Success Nutrients Inc., a Colorado corporation, and Medicine Man Consulting Inc, which will include our current consulting business as well as Pono’s current business. Our voting control will not change. Charles Haupt shall become a director of our Company and Joshua Haupt will be appointed as our Chief Cultivation Officer, but the remainder of our directors and executive officers will remain as they consist currently.

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The Pono and SN Agreements closed on February 27, 2017, and will each become effective upon the filing of Statement of Merger with the Secretary of State in Colorado and Statement of Share Exchange and Articles of Exchange with the Colorado Secretary and State and Nevada Secretary of State, respectively, which is expected to occur twenty (20) days after the dissemination of this Information Statement. For accounting purposes, the effective date of these Transactions will be March 1, 2017.

The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 320 of the Nevada Revised Statutes (referred to herein as the "NRS"), which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.

Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the Transactions, the Board of Directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders' meeting.

Our controlling stockholders, who currently beneficially own approximately 53% of our outstanding common stock gave their written consent to the foregoing on February 27, 2017. Accordingly, the Transactions will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

We will pay all costs associated with this Information Statement.

SUMMARY

This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the Transactions you should carefully read this entire Information Statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Pono Agreement and the SN Agreement are attached as exhibits to this Information Statement. We encourage you to read these documents.

Parties to the Pono Merger:

Medicine Man Technologies, Inc. and its wholly owned subsidiary, Medicine Man Consulting, Inc.

4880 Havana St.

Suite 102 South

Denver, CO 80239

Pono Publications Ltd.

6660 East 47th Ave.

Denver, CO 80216

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Parties to the SN Share Exchange:

Medicine Man Technologies, Inc.

4880 Havana St.

Suite 102 South

Denver, CO 80239

Success Nutrients Inc.

6660 East 47th Ave.

Denver, CO 80216

Business of Success Nutrients Inc.

SN was incorporated in Colorado on May 5, 2015. Since inception SN has been engaged in the manufacturing and wholesale and retail distribution of nine different plant nutrients for cannabis, each of which comes in three separate sizes and which has been primarily marketed to the cannabis industry, more specifically, cultivation experts and other growers in the cannabis industry in Colorado. The custom manufacturing is contracted with Innovak Industries, Inc., El Paso, Texas. Each of SN’s nine product lines are sold in three separate sizes, with retail pricing ranging from $25-$30 for small packages up to a range of $200-$300 for large packages.

The development of SN’s product line was the result of consolidation of all the micro and macro nutrients found to produce the most grams of cannabis flower per square foot while achieving the highest quality possible. Until January 2017, SN’s operations were primarily directed towards in the cannabis industry in the state of Colorado. Subsequently, SN’s products were successfully registered with the state agricultural departments for California, Oregon, Washington, Arizona and Michigan, as well as in Canada. Prior to obtaining this registration the SN products were only able to be purchased online. As a result of being registered, all SN products can now be displayed on retail shelves in those aforesaid states.

SN’s goal is to revolutionize modern cannabis gardening as it is currently known with an emphasis on stronger plants, healthy flowers and an overall cleaner product. Generally, growers of cannabis have been able to generate approximately 1.5 lbs per grow light. By using both the nutrients offered by SN, together with the process offered by Pono, results have more than doubled in some cases. While no assurances can be provided, we believe that this will add substantial growth to our existing cannabis consulting operation, especially as the cannabis industry continues to grow and expand as additional states approve the use and cultivation of medical and recreational marijuana. We believe that if we offer prospective new clients the opportunity to learn cultivation techniques that allow them to increase production over their competitors, our business will increase, which is one of the primary purposes of the Transactions.

Pursuant to the terms of the SN Agreement, SN is obligated to provide independent audited financial statements since its inception in 2015 to us, which shall be filed as an amendment to our Form 8-K to be filed with the US Securities and Exchange Commission relating to our acquisition of SN upon effectiveness within 75 days of such effective date. SN was incorporated in May 2015 but did not commence operations until June 2015. Therefore, information provided for 2015 represents only a partial initial year of operations

Statement of Operations:

	Year Ended December 31,
	2015	2016

Revenues	$0	$779.292
Cost of Goods Sold	$0	$(222,759)
Total Operating Expense	$(20,135)	$(320.365)
Taxes Paid	$–	$(9,742)
Net Income (Loss) from Operations	$(20,135)	$225,802

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Balance Sheet:

Year Ended December 31, 2016

Cash	$155,036
Current assets	$249,453
Total assets	$287,578
Current liabilities	$(8.560)
Total liabilities	$(71,909)
Total stockholders’ equity (deficit)	$215,667

Business of Pono

Pono was incorporated in the State of Colorado on February 16, 2015. It is the holder of all intellectual property rights relating to the cannabis cultivation of full scale commercial grow operations utilized and proposed to be utilized by our current and future clients. No patents have been filed to protect the various methods and expertise utilized for these commercial grows because of the federal prohibition on cannabis.

“Three-a-light” is a tutorial for how to grow cannabis plants for the individual grower growing for his own benefit or caregiver growing for their patients in a limited grow. The book is currently offered on Amazon at a price of $500 per copy, the highest price for a book offered by Amazon. To date, approximately 1,100 books have been sold.

There are key differences between growing cannabis indoors and outdoors. While outdoor crops can yield more, the quality of indoor cannabis cannot be matched. This book teaches the secrets of getting the greatest yield without sacrificing quality and includes a step-by-step marijuana growing guide from seed to finished flower. It provides a simple approach to a very painstaking and complex process. It contains illustrations on how to grow cannabis and covers the nine vital components of growing marijuana indoors in order to achieve the highest average yield per light.

The following is selected unaudited financial data of Pono. Pursuant to the terms of the Pono Agreement, Pono is obligated to provide independent audited financial statements since its inception in 2015 to us, which shall be filed as an amendment to our Form 8-K to be filed with the US Securities and Exchange Commission relating to our acquisition of SN upon effectiveness within 75 days of such effective date. Pono was incorporated in February 2015 but did not commence operations until November 2015. Therefore, information provided for 2015 represents only a very short initial year of operations

Statement of Operations:

	Year Ended December 31,
	2015	2016

Revenues	$37,951	$362,808
Cost of Goods Sold	$5,025	$73,267
Total operating expenses	$46.504	$300,860
Taxes paid	–	$136
Income (Loss) from operations	$(13,578)	$(11,533)

Balance Sheet:

Year Ended December 31, 2016

Cash	$86,418
Current assets	$146,261
Total assets	$146,261
Current liabilities	$91
Total liabilities	$161,372
Total stockholders’ equity (deficit)	$(15,111)

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Structure of the Transactions

Upon filing of Statement of Merger with the Colorado Secretary of State relative to the Pono Transaction and the Statement of Share Exchange and Articles of Exchange with the office of the Secretary of State of Nevada and Colorado relative to the SN Transaction, respectively, referred to herein as the "Effective Time” we will issue an aggregate of 7,000,000 shares of our common stock to the Pono and SN stockholders in exchange for 100% of the issued and outstanding shares of each of their capital stock. SN will become a wholly owned subsidiary of our Company, while Pono will be consolidated with and into our current cannabis consulting company, Medicine Man Consulting, Inc. (“MMC”), currently a wholly owned subsidiary of our Company. All our current management will remain in place, but Charles Haupt will be added as a member of our Board of Directors and Josh Haupt will become the Chief Cultivation Officer of MMT and MMC.

As a result of the issuance of shares of our common stock in exchange for the outstanding shares of Pono and SN capital stock, at the Effective Time the stockholders of both Pono and SN will become stockholders of our Company and each of Pono and SN shareholders will own approximately 20% of our then issued and outstanding shares of common stock and our current stockholders will own approximately 60% of our issued and outstanding shares of common stock.

Upon completion of the Transactions we will assume SN and Pono’s assets, liabilities and plans of operation, but will only receive nominal cash. All liabilities will be paid in full. As a result of these Transactions we may require additional financing to implement our anticipated expansion fully. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

Our current stockholders will be diluted by the issuance of shares of our common stock in the Transactions and may be diluted by future issuances of securities and sales of our securities to satisfy our working capital needs.

Reasons for the Transactions

Our Board of Directors considered various factors in approving the terms of the Transactions and believes the acquisition of SN and Pono will be in the best interest of our stockholders. Our Board analyzed both company’s operations, prospects and managerial resources and believes that acquiring both SN and Pono will increase the quality of our consulting operations.

Cost and Expenses of the Transactions

The SN and Pono Agreements provides that all costs and expenses in connection with the two Transactions will be paid by the party incurring such costs and expenses.

Dissenting Shareholders Rights

Under applicable Nevada law, our stockholders have the right to demand appraisal of their shares in connection with either of the Transactions. Pursuant to NRS 92A.430(c), we hereby provide notice to those shareholders of our Company who wish to exercise their dissenting shareholder rights. In this regard, we state as follows:

1.	Each dissenting shareholder must have owned his or her shares in our Company on August 12, 2016, the date on which we first made a public announcement of our intent to engage in the Transactions;

2.	To exercise their dissenting shareholder rights a shareholder shall provide the Notice attached hereto as Attachment A, duly executed, which must be received by the Company’s legal counsel, Andrew I. Telsey, P.C., 12835 E. Arapahoe Road, Tower 1 Penthouse #803, Centennial, Colorado 80112, not less than thirty (30) nor more than sixty (60) days following the date of this Information Statement.

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3.	Attached hereto and included herewith as Attachment B is a copy of NRS 92A 300 to 92A500, inclusive.

4.	A dissenting shareholder who is eligible to exercise dissenting shareholder rights and who adheres to the procedures established in the Nevada Revised Statutes for dissenting shareholders shall receive payment for his shares within thirty (30) days after receipt by the Company of the demand for payment. Such payment shall be determined by the Company by estimating the fair value of the shares based upon the Company’s balance sheet as of December 31, 2016, the end of its most recent fiscal year, its statement of income, and changes in its statement of stockholder equity during its previous fiscal year.

A dissenting shareholder should complete the information required under Nevada law, sign their notice before a notary public and send the notice as described above.

Directors and Executive Management Following the Transactions

Following completion of the Transactions, all of the existing members of our Board of Directors will remain, with our Board of Directors increased to four (4) members and Charles Haupt will be appointed as a director.

SUMMARY OF TERMS OF

MERGER AND SHARE EXCHANGE AGREEMENTS

The following is only a summary of the material provisions of the Agreement and Plan of Merger, dated February 27, 2017, between us and Pono Publications Inc. (the "Pono Agreement") and Share Exchange Agreement (the “SN Agreement”) with Success Nutrients, Inc. (“SN”) (the Merger with Pono and the Share Exchange with SN are hereinafter jointly referred to as the “Transactions” or a “Transaction”), each a Colorado corporation, in order to facilitate our acquisition of both of these entities. The Pono Agreement is attached to this Information Statement as Appendix A and the SN Agreement is attached as Appendix B. Please read both Agreement in their entirety.

Our Reasons for the Transactions

In considering and approving the Pono and SN Agreements, our Board of Directors considered various factors including:

•	our prospects for the future;
•	Pono’s intellectual property, SN’s technology and quality of products, business plan and prospects for growth and expansion;
•	the professional expertise in cultivation of Joshua Haupt; and
•	anticipated increase in our stockholder values as a result of the Transactions.

SN and Pono’s Reasons for the Transactions

In considering and voting upon approving the Transactions the respective Boards of Directors of Pono and SN considered the following:

•	enhanced access to the capital markets; and
•	perceived credibility and enhanced corporate image of being consolidated into a publicly traded company.

Neither we nor Pono or SN retained the services of an investment banker or requested a fairness opinion in connection with the Transactions, but the terms of each Transaction were negotiated on an arms-length basis.

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The above discussion of the material factors considered by each company’s board of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the Pono Agreement and SN Agreement, the respective boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Pono and SN Agreements

Subject to the terms and conditions of the Pono and SN Agreements at the Effective Time, SN will become a wholly owned subsidiary of our Company while Pono will be consolidated with and into our current cannabis consulting company, Medicine Man Consulting, Inc. (“MMC”), currently a wholly owned subsidiary of our Company. All our current management will remain in place, but Charles Haupt will be added as a member of our Board of Directors and Joshua Haupt will become the Chief Cultivation Officer of both our Company and MMC.

Effective Time of the Merger

The Pono and SN Agreements provides that the Transactions will each become effective upon the filing of Statement of Merger with the Colorado Secretary of State as to the Pono Transaction, and Statement of Share Exchange and Articles of Exchange with the Secretaries of State of Colorado and Nevada as to the SN Transaction, which is expected to occur twenty (20) days after the dissemination of this Information Statement. For accounting purposes, the parties have agreed that effective date of the Transactions will be March 1, 2017.

Merger Consideration

Upon consummation of the Merger, each share of outstanding Pono and SN common stock shall be converted into thirty-five (35) shares of our common stock. There are 100,000 shares of both Pono and SN issued and outstanding. Accordingly, following the exchange, holders of Pono and SN capital stock will hold 7,000,000 shares of our common stock.

As a result of the Pono Transaction, the shares of Pono capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the Effective Time will cease to have any rights with respect to such certificate, except the right to receive the shares of our common stock described above. As a result of the SN Transaction, the shares of SN capital stock will be held by Medicine Man Technologies, Inc.

Representations and Warranties

The Pono and SN Agreements contains customary representations and warranties of the parties. Each party has made representations and warranties to the other relating to, among other things, Corporate Existence and Power, Corporate Authorization, Governmental Authorization, Non-Contravention, Capitalization, Subsidiaries, Absence of Litigation, Financial Statements, Absence of Certain Changes, Material Contracts, Litigation, Finders’ Fees, Taxes, Employee Benefits Plans, Properties, Intellectual Property, Insurance Coverage, Licenses and Permits, Employees, Labor Matters, Environmental Matters, Books and Records; and State Takeover Statutes. For a more detailed description of these representations and covenants, see Articles II and III of the Pono Agreement, attached hereto as Appendix “C,” and Articles II and III of the SN Agreement, attached hereto as Appendix “D”

Conditions to the Transactions

The respective obligations of the parties to the Transactions are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as the accuracy of all representations and warranties, the performance and compliance with all covenants, agreements and conditions, the delivery of certificates, documents and legal opinions and the compliance with applicable state laws. No regulatory approval is required to be obtained in connection with the consummation of either of the Transactions.

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Termination

Both the Pono and SN Agreements may be terminated and the Transactions may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Agreements by our shareholders):

(a)       by mutual written agreement of the parties; and

(b)       By Medicine Man Technologies, Inc., in its sole discretion, if the audited financial statements to be provided by both Pono and SN deviate by more than 10% from the unaudited financial statements provided by Pono and SN to MMT.

If either the Pono or SN Agreement is terminated, that Agreement shall become void and of no effect with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, if such termination shall result from the willful failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure.

Amendment and Waiver

Any provision of either the Pono or SN the Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective,

On the Effective Date of both transactions we will be a holding company with two wholly owned subsidiaries, including Success Nutrients Inc., a Colorado corporation, and Medicine Man Consulting Inc, which will include our current consulting business as well as Pono’s current business. Our voting control will not change. Charles Haupt shall become a director of our Company and Joshua Haupt will be appointed as our Chief Cultivation Officer, but the remainder of our directors and executive officers will remain as they consist currently.

Upon the closing of the Transactions, current stockholders of Pono and SN will beneficially own, in the aggregate, approximately 40.1% of our issued and outstanding common stock and our current stockholders will own approximately 59.9%. The purpose of the Transaction is to enhance our current cannabis consulting business.

CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE TRANSACTIONS

Certain Federal Income Tax Consequences

Because no action is being taken in connection with the current outstanding shares of our common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with either Transaction. It is expected that the issuance of our shares of common stock to both the SN and Pono stockholders pursuant to each Transaction will be tax-free to those persons.

Accounting Treatment of the Merger

The Transactions will each be accounted for as an acquisition right meaning that purchase price accounting will be applied and goodwill will be booked up to the impairment analysis right.

Federal Securities Law Consequences

The shares of our common stock to be issued to the SN and Pono stockholders in connection with the Transactions will not be registered under the Securities Act at the Effective Time. It is intended that such shares will be issued pursuant to the exemption from registration provided by Regulation D of the Securities Act, as the shares of our common stock to be issued in each Transaction will be issued to less than 35 “non-accredited” investors, as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. These shares shall be "restricted" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. Under the provisions of Rule 144, restricted securities may be sold into the public market after being held for a minimum of six months, subject to limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least six months may sell their shares free of restriction. Any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of 1% of the shares then outstanding in a broker’s transaction, providing that we are current in our filings pursuant to the Securities Exchange Act of 1934, as amended.

9

Our Operations after the Transactions

Following the Transactions our current business activities will remain but are expected to be significantly enhanced. At the Effective Time of the Transactions, Charles Haupt shall become a director of our Company and Joshua Haupt will be appointed as our Chief Cultivation Officer, but the remainder of our directors and executive officers will remain as they consist currently.

We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act.

We intend to utilize Pono’s intellectual property relating to cannabis cultivation in our cannabis consulting efforts. We also hope to continue to expand the distribution channels for the nutrient products offered by Success Nutrients. While no assurances can be provided, we anticipate increased revenues from the sale of nutrients, with increased revenues derived from increased outlets, plus revenues of approximately $25-40,000 per month from the sale of the book. In addition, as a result of the cannabis production historically produced from Josh Haupt’s cultivation locations, we intend to develop what we are referring to as Cultivation Max, which is a program we will be offering to both existing cannabis cultivation locations, as well as new clients generated from our cannabis consulting business. Our intention is to offer our expertise to these entities wherein we shall be paid a percentage of the increased production arising from the implementation of our systems by our clients. Our existing cannabis clients will pay us 4% of revenues generated from the sale of cannabis over 3,000 lbs. For larger cultivation systems we intend to partner with these third parties and be paid 15% of all revenues over what that relevant cultivation location had historically produced. There are no assurances that we will generate any revenues from these new opportunities.

Pono and SN uses a combination of copyright, trade secret laws and confidentiality agreements to protect its proprietary intellectual property. We intend to aggressively register for patent protection if and when the federal government eliminates cannabis prohibition. Intellectual property counsel has advised that any effort to register a patent relating to the cultivation of marijuana would currently be unsuccessful.

Enforcement of intellectual property rights is costly and time consuming. To date, Pono and SN have relied primarily on proprietary processes and know-how to protect intellectual property. It is uncertain if and when its other patent applications may be allowed and whether they will provide us with a competitive advantage.

From time to time, Pono and SN may encounter disputes over rights and obligations concerning intellectual property. Pono and SN believe its service offering does not infringe the intellectual property rights of any third party. However, there can be no assurance that either Pono or SN will prevail in any intellectual property dispute.

Employees

As of February 27, 2017, we had eight (8) employees, including five (5) full time employees and three (3) part time employees, including 2 in management, 5 in operations and 1 in finance. As a result of the Transactions we anticipate that the aggregate number of employees will increase to twelve (12) including four additional full time employees in operations and one part time contract person. None of Pono or SN’s employees is represented by a labor union or a collective bargaining agreement. Pono and SN consider its relations with its employees to be good.

10

Facilities

Effective March 1, 2017 our principal place of business was moved to Suite 200 from Suite 102, located at 4880 Havana Street, Denver, Colorado 80239. Our telephone number is (303) 371-0387. This new space consists of 12,097 sq. feet of rentable space, primarily executive office space and conference room, for which we have agreed to pay a rent of $6,479.60 for the initial year of a 36 month term. This rent will escalate to approximately $12,000 per annum in August 2017 and increase approximately $1,000 each year thereafter through May 30, 2018. It is anticipated that this space shall be sufficient for our needs for the foreseeable future.

Success Nutrients Inc. also is party to a lease at 6660 East 47th Ave Drive, Denver, CO, which consists of approximately 12,800 rentable sq. ft. of office and warehouse space. Monthly base rent for this location is currently $7,200, which increases to $7,467 in December 2017, to $7,733 in December 2018 and to $8,000 in December 2019, running through November 30, 2020.

INFORMATION RELATING TO OUR SECURITIES

As of the date of this Information Statement there are 10,470,944 shares of our Common Stock issued and outstanding. Each share entitles the record holder to one vote on all matters that are presented to shareholders for their consideration. The Common Stock is our only issued and outstanding security.

Following the consummation of the Transactions we will have 17,470,944 shares of Common Stock issued and outstanding. We have 90,000,000 shares of our Common Stock authorized. Upon consummation of the Transactions, the number of authorized shares of Common Stock will not change.

The following table sets forth the number of common shares issued and outstanding as of the date of this Information Statement and upon consummation of the Transactions, and shares of unissued shares of Common Stock available for issuance as of the date of this Information Statement and upon consummation of the Transactions.

Pre Transactions:
Common Stock Issued and Outstanding	10,470,944
Common Share Authorized but Unissued	89,529,056

Post Transactions
Common Stock Issued and Outstanding	17,470,944
Common Share Authorized but Unissued	82,529,056

11

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT

AND AFFILIATES PRIOR THE MERGER

The following table sets forth as of the date of this Information Statement certain information with respect to those persons known by us to be record or beneficial owners of more than 5% of our outstanding Common Stock, with respect to each Officer and Director, and with respect to all Directors and Officers as a group. All ownership is direct unless otherwise noted. Percentage ownership is based on the 10,470,944 shares currently outstanding.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

Common	Andrew Williams(1)(2) 4880 Havana Street Suite 102 South Denver, Colorado 80239	1,675,500	16%

Common	Peter Williams 4880 Havana Street Suite 102 South Denver, Colorado 80239	1,766,975	16.9%

Common	Michelle Zeman 4880 Havana Street Suite 102 South Denver, Colorado 80239	760,000	7.3%

Common	Brett Roper(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	249,161(3)	2.4%

Common	Paul Dickman(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	55,000	*

Common	All Officers and Directors As a Group (4 persons)	1,979,661	18.9%

_________________________

* less than 1%

(1)	Officer and Director of our Company.
(2)	Includes 1,615,500 shares held in the name of the Andrew Johns Williams Revocable Trust
(3)	Includes 69,151 shares owned by ChineseInvestors.com, Inc. and 180,000 shares owned by Mr. Roper, an officer and director of ChineseInvestors.com, Inc. and as such, is in a position to control this disposition of these shares. Mr. Roper disclaims beneficial ownership of the ChineseInvestors.COM shares.

12

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT

AND AFFILIATES FOLLOWING THE TRANSACTIONS

The following table sets forth certain information with respect to the anticipated beneficial ownership of our common stock, after giving effect to the Transactions by each stockholder expected by us to be the beneficial owner of more than 5% of our common stock and by each of our directors and executive officers and by all of the directors and executive officers as a group. Unless otherwise indicated in the footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has aright to acquire beneficial ownership at any time within 60 days after the expected effective time of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. The information contained below is based upon 17,470,944 shares of Common Stock to be issued and outstanding on a post-Transactions basis.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class

Common	Joshua Haupt(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	4,420,556	25.3%

Common	Andrew Williams(1)(2)	1,675,500	9.6%
	4880 Havana Street Suite 102 South Denver, Colorado 80239

Common	Peter Williams	1,766,975	10.2%
	4880 Havana Street Suite 102 South Denver, Colorado 80239

Common	Michelle Zeman	760,000	4.4%
	4880 Havana Street Suite 102 South Denver, Colorado 80239

Common	Brett Roper(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	249,161	1.40%

Common	Paul Dickman(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	55,000	*

Common	All Officers and Directors As a Group (6 persons)	6,400,217	36.7%

_________________________

* less than 1%

(1) (2)	Officer and Director of our Company. Including 1,615,500 shares held in the name of the Andrew Johns Williams Revocable Trust
(3)	Includes 69.1512 shares owned by ChineseInvestors.com, Inc. and 180,000 shares owned by Mr. Roper, an officer and director of ChineseInvestors.com, Inc. and as such, is in a position to control this disposition of these shares. Mr. Roper disclaims beneficial ownership of the ChineseInvestors.COM shares.

13

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth the names and ages of all of our Directors and Executive Officers and the positions held by such person, Each has served their position since our inception. Each position will serve until the next annual meeting of our shareholders, or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified.

Name	Age	Position

Andrew Williams	49	President, Chief Executive Officer

Brett Roper	63	Chief Operating Officer, Secretary and Chairman of the Board of Directors

James S. Toreson	74	Director

Paul Dickman	37	Chief Financial Officer

14

Resumes

Andrew Williams, our founder, has been our President and CEO since our inception in April 2014. In addition to his positions with our Company, since September 2009, Mr. Williams has also been President and CEO of Medicine Man Denver, a cannabis company and the entity that licensed us our intellectual property, and since January 2016, he has been President of MX LLC, a cannabis infused-product company he co-founded. See “Related Party Transactions.” From August 2006 through August 2010, Mr. Williams was a project portfolio manager with Jeppesen, a Boeing company. Mr. Williams received a Bachelor of Science degree in Industrial Engineering from the University of Southern Colorado in 1995. Prior to this, he served in the US Army as a Calvary Scout from 1986 to 1989 and received an honorable discharge. He devotes approximately 10% of his time to our affairs.

Brett Roper has been our Chief Operating Officer, Secretary and a Director since our inception in March 2014. In addition to his positions with our Company, since March 2001, Mr. Roper has been the COO, Senior Public Company Strategies Advisor, and Secretary of ChineseInvestors.com, an OTCQB status company (“CIIX”). From August 2006 through April 2010, Mr. Roper was the Director of Construction and Development, Property Manager, and an Asset Manager for Northstar Commercial Partners, Denver, Colorado, a company engaged in various real estate related investments. From March 1995 through August 2006, Mr. Roper worked for the Hollingsworth Companies (East Tennessee Based) in a wide variety of management roles for that business in the southeast US. He currently devotes a substantial amount of his time to our business.

Paul Dickman has been our Chief Financial Officer since March 2015. In addition to his positions with our Company, since December 2009, Mr. Dickman has been the owner of Breakwater Corporate Finance, a Colorado based company, and Paul Dickman CPA LLC, a company serving a variety of clients in accounting and financial consulting. Also since December 2009, Mr. Dickman has been the Chief Financial Officer of ChineseInvestors.com, Inc., a publicly held company that advises Chinese nationals on US investments. ChineseInvestors.com is also one of our principal shareholders. Mr. Dickman received a Bachelor of Science degree in Financial Management from Bob Jones University in 2002. He devotes only such time as necessary to our affairs, which is not expected to exceed 20% of his business time.

James S. Toreson was appointed as a director of our Company in March 2015. In addition to his position with our Company, Mr. Toreson has been the owner and Chief Executive Officer of Toreson Industries, Inc., Alamo, Nevada, a real property development company he founded in 1983. Toreson Industries filed a voluntary petition under Chapter 11, Title 11 of the US Code in the Federal Court in the District of Nevada located in Las Vegas, Nevada (Case #14-12481-abl). This was done to stay foreclosure proceedings on real property owned by Toreson Industries. This matter was dismissed by the bankruptcy court on February 25, 2015. Mr. Toreson has over 30 years’ experience in executive management, including marketing, engineering, manufacturing and finance. He is also a director of ChineseInvestors.com, Inc. and Freedom Motors, Inc., each a reporting company under the Securities Exchange Act of 1934, as amended. Mr. Toreson received a BSEE degree and MSEE degree, each with honors from the University of Michigan in 1967 and 1968, respectively, and a Dr. of Science degree from the University of Nevada-Reno in 1985. He devotes only such time as necessary to our affairs, which is not expected to exceed 20% of his business time.

15

BIOGRAPHIES OF NEW DIRECTOR AND OFFICER

Upon Effectiveness of the Transactions, the following persons will be appointed to our Board of Directors or as an officer of our Company. Each position will serve until the next annual meeting of our shareholders or board of directors, as applicable, or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified.

Name	Age	Position

Charles Haupt	54	Director

Joshua Haupt	30	Chief Cultivation Officer

Charles Haupt and Joshua Haupt are father and son. There are no other family relationships between any of our directors or executive officers.

Charles Haupt will be appointed as a director of our Company upon effectiveness of the Transactions, which is expected to occur in March or April 2017. In addition to his position with our Company, since 2003 Mr. Haupt has been President and founder of New Energy Technology, Inc., a privately held Colorado corporation, which is a software based energy information and management company serving the commercial building market. Mr. Haupt received a Bachelor of Science degree from Arizona State University in 1989. He intends to devote only such time as necessary to our business upon his appointment.

Joshua Haupt will be appointed as our Chief Cultivation Officer upon effectiveness of the Trasnactions. Josh was the founder of both Pono and SN, where he has been employed as President since their inception in 2015. From 2014 through 2017, he was president and principal shareholder of Debest Consulting, Inc., a privately held Colorado corporation engaged in the cultivation of Cannabis and duly licensed by the Colorado Marijuana Enforcement Division. From 2007 to January 2014, he was President and principal shareholder of Tall T Productions Inc., Breckenridge, CO, a clothing company that manufactures and sells tee shirts and other clothing to the ski and snowboard market. He intends to devote approximately 90% of his time to our business affairs upon closing of the Transactions.

COMPENSATION OF DIRECTORS & STANDARD ARRANGEMENTS

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our executive officers. We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity, although we may choose to adopt a policy in the future.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Stock Awards		All Other Compensation	Total Compensation

Andrew Williams, CEO President	2014	$41,595	$	_	$–	$41,595
	2015	$12,000		_	$43,750	$55,750

Sally Williams, Director(1)	2014	$18,000		$–	$–	$18,000

Brett Roper, COO and Secretary(2)	2014	$29,392		$–	$–	$29,392
	2015	$12,000	$	_	$48,750	$60,750

Paul Dickman, Chief Financial Officer(3)	2015	$12,000		$10,250	$–	$22,250

(1)	Ms. Williams resigned as a Board member in January 2015.
(2)	A portion of Mr. Roper’s salary continues to be borne by ChineseInvestors.com as a part of the consideration and agreement applicable to the issuance of shares awarded ChineseInvestors.com in 2014.
(3)	These funds were paid to Breakwater Corporate Finance, a company owned by Mr. Dickman.

16

Salaries for officers and directors will be established by the Compensation Committee in the future. As of the date of this Information Statement officer and director salaries had been established by our Board of Directors. Salaries for our employees are established by our Chief Operating Officer, Mr. Brett Roper, in consultation with the Board. None of our employees are employed pursuant to an employment agreement.

Upon closing of the Transactions, we will enter into an Employment Agreement with Joshua Haupt, which shall provide, among other things, for the following: (i) a salary of $156,000 per annum; (ii) a car allowance of $1,000 per month; (iii) bonuses payable in the event SN’s quarterly results exceed profits of $100,001 to $200,000 (EBIT) of 5%; $200,001 to $300,000 of 7.5%, and profits in excess of $300,001 (10%) so long as he remains employed by us; bonuses payable in the event our Culitvation MAX quarterly results exceed profits of $200,001 to $400,000 (EBIT) of 5%; $400,001 to $600,000 of 7.5%, and profits in excess of $600,001 (10%) so long as he remains employed by us. Net Profits (EBIT) is described as the specific reporting of the profit center related to both business lines noting such expenses generally would include both the operations of the business unit as well as any proportionate cost of the general and administrative expenses that may be reasonably assigned to that specific unit by management in consultation with our accounting and audit associates.

In addition, the Employment Agreement also provides that in the event Mr. Haupt decides to leave our employ, he shall give at least ninety (90) days advance notice of the date of his last day of employment. If such an election occurs within the first year of the agreement, he is required to surrender approximately 50% of our shares issued in the Transactions, currently determined to be 2,000,000 shares of our common stock.

The Employment Agreement also includes a non-compete and non-solicitation provisions, confidentiality provisions, a term of five (5) years, an arbitration clause and other terms commonly included in agreements of this kind.

Our officers and directors are currently compensated at the rate of $1,000 per month for their service. They are also reimbursed for actual expenses incurred relating to managing as well as marketing our business and, in some cases, receive incentive payments based upon their performance and success in securing new clients for us.

There have been no events under any bankruptcy act, any criminal proceedings and any judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past five years.

RELATED PARTY TRANSACTIONS

On May 1, 2014, we entered into a non-exclusive Technology License Agreement with Futurevision, Inc., f/k/a Medicine Man Production Corporation, a Colorado corporation, d/b/a Medicine Man Denver (“Medicine Man Denver”), a company owned and controlled by affiliates of our Company, including Andrew Williams, our President, CEO and Chairman, whereby Medicine Man Denver granted us a license to use all of their proprietary processes they have developed, implemented and practiced at its cannabis facilities relating to the commercial growth, cultivation, marketing and distribution of medical marijuana and recreational marijuana pursuant to relevant state laws and the right to use and to license such information, including trade secrets, skills and experience (present and future). We issued 5,331,000 million shares of our Common Stock in consideration for issuance of the license.

During our fiscal year ended December 31, 2016, we operate from our offices at 4880 Havana Street, Suite 102 South, Denver, Colorado 80239, telephone (303) 481-4416. This location was subleased from Medicine Man Denver pursuant to an oral agreement. This space consists approximately 3,500 square feet and was comprised of executive offices, work areas, conference rooms, a restroom, and storage space located in a Class A office building at the address noted herein. We paid monthly rent of $1,600. This lease terminated February 28, 2017. See “Facilities” above.

17

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “34 Act”) requires our officers and directors and persons owning more than ten percent of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Additionally, Item 405 of Regulation S-K under the 34 Act requires us to identify in our Form 10-K and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent year or prior years. To our best knowledge, all reports that were required to be filed were filed but some were filed late.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our Company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed online at "www.sec.gov."

Statements contained in this Information Statement or in any document incorporated into this Information Statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

The SEC allows us to incorporate by reference into this Information Statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this Information Statement is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

(i)       Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015;

(ii)       Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016;

(iii)       Our Current Report on Form 8-K filed on August 12, 2016; and

(iv)       Our Current Report on Form 8-K filed on October 20, 2016;

We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 4880 Havana Street, Suite 200, Denver, Colorado 80239, attn.: Investor Relations.

Oral requests may be made to our principal offices, telephone number (303) 371-0387.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS _________________, 2017. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

18

Attachment A

NOTICE TO MEDICINE MAN TECHNOLOGIES, INC. OF INTENT TO EXERCISE

DISSENTING SHAREHOLDER RIGHTS.

Pursuant to NRS 92A.430(c), Medicine Man Technologies, Inc. (the “Company”) hereby provides a form of notice to those shareholders of the Company who wish to exercise their dissenting shareholder rights. In this regard, the Company states as follows:

1. Each dissenting shareholder must have owned his or her shares in the Company on August 12, 2016, the date on which the Company first made a public announcement of its intent to acquire Pono Publications Ltd. and Success Nutrients, Inc.;

2. This notice, duly executed below, must be received by the Company’s legal counsel, Andrew I. Telsey, P.C., 12835 E. Arapahoe Road, Tower 1 Penthouse #803, Englewood, Colorado 80112, not less than thirty (30) nor more than sixty (60) days following receipt by the dissenting shareholder of the Company’s Information Statement, of which this Notice is a part.

3. Included herewith is a copy of NRS 92A 300 to 92A500, inclusive.

4. A dissenting shareholder who is eligible to exercise dissenting shareholder rights and who adheres to the procedures established in the Nevada Revised Statutes for dissenting shareholders shall receive payment for his shares within thirty (30) days after receipt by the Company of the demand for payment. Such payment shall be determined by the Company by estimating the fair value of the shares based upon the Company’s balance sheet as of December 31, 2016, the end of its most recent fiscal year, its statement of income, changes in its statement of stockholder equity during its previous fiscal year and the Company’s interim financial statements for the three month period ended March 31, 2017.

A dissenting shareholder should complete the information below, sign this notice before a notary public and return a completed form as described above.

I _________________________________, hereby elect to exercise my dissenting shareholder rights to _____________ shares of the common stock of Medicine Man Technologies, Inc., a Nevada corporation. In support thereof, the undersigned, being duly sworn, hereby states as follows:

1. I am the beneficial owner of ___________ shares of common stock of Medicine Man Technologies, Inc., or have been duly authorized by the beneficial owner of such shares to act on his behalf.

2. I acquired my beneficial ownership on or before August 12, 2016.

3. Included herewith is the certificate representing ownership of the common shares.

A-1

EXECUTED THIS ____ day of ___________________, 2017.

_____________________________
(signature)

_____________________________
(print name)

_____________________________
(address)

_____________________________

COUNTY OF __________	}
} ss.
STATE OF __________	}

SUBSCRIBED AND SWORN TO BEFORE me by this ____ day of _____________, 2017.

My Commission Expires:________________.

________________________
Notary Public

Printed Name: ________________

A-2

Attachment B

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1)       If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2)       If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if the stockholder's shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205,78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a)       A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b)       Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation's subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c)       Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a)       The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter's rights; or

(b)       The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter's rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter's rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

B-1

4.       There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5.       There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.       A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2.       A beneficial stockholder may assert dissenter's rights as to shares held on his or her behalf only if the beneficial stockholder:

(a)       Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b)       Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

(Added to NRS by 1995, 2089; A 2009, 1723)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.       If a proposed corporate action creating dissenter's rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter's rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter's rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter's rights.

2.       If the corporate action creating dissenter's rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter's rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

(Added to NRS by 1995, 2089; A 1997, 730; 2009. 1723; 2013, 1286)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenter's rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights with respect to any class or series of shares:

(a)       Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder's intent to demand payment for his or her shares if the proposed action is effectuated; and

(b)       Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenter's rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter's rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2089; A 1999. 1631; 2005, 2204; 2009, 1723; 2013, 1286)

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1.       The subject corporation shall deliver a written dissenter's notice to all stockholders of record entitled to assert dissenter's rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter's rights pursuant to NRS 92A.400.

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2.       The dissenter's notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a)       State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b)       Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)       Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d)       Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e)       Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter's notice pursuant to NRS 92A.430 and who wishes to exercise dissenter's rights must:

(a)       Demand payment;

(b)       Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c)       Deposit the stockholder's certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder's shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder's certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection

4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter's rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter's notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation's written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his or her shares under this chapter.

(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

(Added to NRS by 1995, 2090; A 2009, 1725)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter's shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)       Of the county where the subject corporation's principal office is located;

(b)       If the subject corporation's principal office is not located in this State, in the county in which the corporation's registered office is located; or

(c)       At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

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The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b)       A statement of the subject corporation's estimate of the fair value of the shares; and

(c)       A statement of the dissenter's rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation's obligations under this chapter.

(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter's notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter's notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

(a)       Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b)       Of the subject corporation's estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c)       That they may accept the subject corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d)       That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e)       That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation's offer.

3. Within 10 days after receiving the stockholder's acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation's offer in full satisfaction of the stockholder's demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.       A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter's own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2.       A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter's stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation's payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

(Added to NRS by 1995, 2091; A 2009, 1726)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.       If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2.       A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation's registered office is located.

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3.       The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4.       The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.       Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a)       For the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the subject corporation; or

(b)       For the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011. 2815; 2013, 1288)

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1.      The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.     The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a)       Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b)       Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.     In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.     To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS

92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68.

(Added to NRS by 1995, 2092; A 2009, 1727; 2015, 2566)

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AGREEMENT AND PLAN OF MERGER

BY AND AMONG

MEDICINE MAN TECHNOLOGIES, INC.,

MEDICINE MAN CONSULTING, INC.

and

PONO PUBLICATIONS LTD.

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is entered into and effective as of February 27, 2017 by and among MEDICINE MAN TECHNOLOGIES, INC., a Nevada corporation (“MMT”), MEDICINE MAN CONSULTING, INC., a Colorado corporation (the “Merger Sub”) (MMT and the Merger Sub hereinafter jointly referred to as the “MMT Companies”) and PONO PUBLICATIONS LTD., a Colorado corporation (the “Company”) (MMT, the Merger Sub and the Company hereinafter jointly referred to as the “Parties”).

WHEREAS, the parties hereto desire to cause the Company to merge with and into the Merger Sub, a wholly-owned subsidiary of MMT, with the Merger Sub as the surviving corporation in such merger (the “Merger”) upon the terms and subject to the conditions of this Agreement and in accordance with the Colorado Business Corporation Act and applicable provisions of the Colorado Corporations and Associations Act (the “CBCA”);

WHEREAS, the Board of Directors of the Company has (a) determined that the Merger is advisable and is fair to and in the best interests of the holders of its common stock, no par value per share (the “Company Common Stock”), which Company Common Stock comprises the only issued and outstanding capital stock of the Company; and (b) approved this Agreement, the Merger and the transactions contemplated hereby and thereby, and recommended that the holders of the Company Common Stock adopt this Agreement and approve the Merger;

WHEREAS, the Board of Directors of MMT has (a) determined that the Merger is advisable and is fair to and in the best interests of the holders of its common stock, par value $.001 per share; (b) approved this Agreement, the Merger and the transactions contemplated hereby and thereby, and recommended that the holders of a majority of the MMT issued and outstanding Common Stock adopt this Agreement and approve the Merger; and (iii) as the sole stockholder of the Merger Sub, has determined that the Merger is advisable and in the best interests of Merger Sub and has adopted this Agreement and approved the Merger and the transactions contemplated hereby and thereby;

WHEREAS, holders of a majority of both the Company’s issued and outstanding securities and MMT’s issued and outstanding securities have agreed to the terms and conditions contained herein and have voted their respective securities in favor of the adoption of this Agreement and the approval of the Merger;

WHEREAS, the parties hereto desire to make certain representations, warranties, covenants and agreements in respect of the Merger and to prescribe various conditions thereto, all as hereinafter set forth; and

WHEREAS, it is the intention of the parties that, for United States federal income tax purposes, (i) the Merger shall constitute a “tax-free reorganization” within the meaning of Section 368(a)(1) and (a)(2)(D) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement shall constitute a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

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ARTICLE I
THE MERGER

SECTION 1.01 The Merger. Upon the terms and subject to the conditions set forth herein and in accordance with the CBCA, at the Effective Time, the Company shall be merged with and into the Merger Sub, whereupon the separate corporate existence of the Company shall cease and the Merger Sub shall continue as the surviving corporation (the “Surviving Corporation”).

SECTION 1.02 Effective Time; Closing.

(a) As promptly as practicable following the execution of this Agreement, immediately after the satisfaction of the conditions set forth in Article V and herein, the Parties hereto shall cause the Merger to be consummated by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Colorado, in such form as is required by and executed in accordance with the CBCA (the “Effective Time”). Immediately prior to the filing of the Certificate of Merger, a closing will be held at the offices of Andrew I. Telsey, P.C., 12835 E. Arapahoe Road, Tower 1 #803, Centennial, CO 80112 (the “Closing”), or such other place, date and time as the parties mutually may agree.

(b) The Parties hereto hereby agree that, for accounting purposes, the effective date of the Merger shall be March 1, 2017 (the “Effective Time”).

SECTION 1.03 Effect of the Merger. From and after the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

SECTION 1.04 Certificate of Incorporation; By-Laws.

(a)               At or prior to the Effective Time, the articles of incorporation of the Merger Sub shall be the articles of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by the CBCA.

(b)               At or prior to the Effective Time, the by-laws of the Merger Sub shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by the CBCA.

SECTION 1.05 Officers and Directors. At the Effective Time, Charles Haupt shall be appointed to the Board of Directors of both MMT and the Merger Sub. All other officers and directors of both MMT and the Merger Sub shall remain in place.

SECTION 1.06 Tax Consequences. The parties intend that, for United States federal income tax purposes, (a) the Merger shall constitute a tax-free reorganization within the meaning of Section 368(a)(1) and (a)(2)(D) of the Code, and MMT, Merger Sub and the Company each shall be a party within the meaning of Section 368(b) of the Code to such reorganization, (b) this Agreement shall constitute a “plan of reorganization” for purposes of Sections 354 and 361 of the Code, and (c) the MMT Merger Stock (as defined below) shall be treated as a “common stock” under Section 305 of the Code.

ARTICLE II
MERGER OF PONO INTO MERGER SUB; CONVERSION OF SECURITIES

SECTION 2.01 Merger.

(a)               At the Effective Time the Company shall be merged with and into Merger Sub, which shall be the Surviving Corporation and the Company shall cease to then exist. By virtue of the Merger and without any action on the part of the holder of any shares of Company Common Stock, MMT or Merger Sub, all shares of Company Common Stock which are issued and outstanding immediately prior to the Effective Time, shall collectively be converted into an aggregate of Three Million Five Hundred Thousand Shares of MMT Common Stock, $.001 par value per share (the “MMT Merger Stock”) on a 35:1 basis equal to such aggregate number of shares of Company Common Stock.

(b)               At the Effective Time, each share of Company Common Stock no longer shall be deemed outstanding and automatically shall be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto.

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SECTION 2.02 Issuance of Certificates.

(a)               Certificates. As soon as reasonably practicable after the Effective Time, MMT shall deliver to each holder of record of a certificate or certificates of Company Common Stock (the “Certificates”) that immediately prior to the Effective Time evidenced outstanding shares of Company Common Stock which were converted into the right to receive such holder’s ratable portion of the MMT Merger Stock in accordance with Section 2.01(a) above instructions for use in effecting the surrender of the Certificates in exchange for such holder’s ratable portion of the MMT Merger Stock. Upon surrender of a Certificate for cancellation to MMT or to other agent or agents as may be appointed by MMT, together with such letter of transmittal, duly executed, and such other documents as reasonably may be required by MMT, the holder of such Certificate shall be entitled to receive in exchange therefore the ratable portion of the MMT Merger Stock into which the shares of Company Common Stock theretofore evidenced by such Certificate shall have been converted pursuant to this Agreement, and the Certificate so surrendered forthwith shall be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, delivery may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such delivery shall pay all transfer and other Taxes (as defined below in Section 3.06) required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of MMT that such Taxes have been paid or are not applicable. Until surrendered as contemplated by this Section 2.02, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the ratable portion of the MMT Merger Stock into which the shares of Company Common Stock theretofore evidenced by such Certificate shall have been converted pursuant to Section 2.01. No interest shall be paid or accrue on any MMT Merger Stock payable upon surrender of any Certificate.

(b)               Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by MMT, the posting by such Person of an indemnity bond, in such reasonable amount as the Surviving Corporation may direct, as collateral security against any claim that may be made against it with respect to such Certificate, MMT shall issue in exchange for such lost, stolen or destroyed Certificate the applicable number of shares of MMT Merger Stock.

(c)               Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Merger Sub or the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of the Merger Sub and the Company or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in such names and on such behalves or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out the purposes of this Agreement.

SECTION 2.03 Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such shares of Company Common Stock, except as otherwise provided herein or by law. At or after the Effective Time, any Certificates presented to the Surviving Corporation or MMT, for any reason shall represent only the right to receive the applicable MMT Merger Stock, without any interest thereon.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND

COVENANTS OF THE MMT COMPANIES

As an inducement to and with the understanding the Company may place reliance hereon, and to obtain the agreement of the Company, the MMT Companies hereby jointly and severally represents, warrants and covenants as follows:

SECTION 3.01 Organization. MMT is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Merger Sub is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado. The MMT Companies have the corporate power and are duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of their properties and assets and to carry on their business as it is now being conducted, including qualification to do business as a foreign corporation in any states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where such failure would not have a material adverse effect on business or financial condition of either of the MMT Companies.

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SECTION 3.02 Capitalization.

(a)               MMT Capitalization. As of the date hereof, the authorized capitalization of MMT consists of 90,000,000 shares of Common Stock, par value $.001 per share, of which 10,470,994 shares are currently issued and outstanding.  All of the issued and outstanding shares of MMT Common Stock are validly issued, fully paid, and non-assessable.  There are 497,143 shares of MMT Common Stock reserved for issuance underlying conversion of outstanding convertible securities. The MMT Common Stock is not owned or held in violation of any preemptive right of any other person or entity. There is no commitment, plan, subscription rights, or arrangement to issue, no preemptive right to acquire, and no outstanding option, warrant, or other right calling for the issuance of, any shares of MMT Common Stock, except pursuant to this Agreement.

(b)               Assumption of Liabilities. Effective as of the Effective Time, the Merger Sub will by operation of law absolutely, unconditionally and irrevocably assume all obligations and liabilities of the Company that exist prior to the Closing, whether vested or contingent, accrued or unaccrued, liquidated or unliquidated, arising out of contract, tort, statute, common law or otherwise.

SECTION 3.03 Subsidiaries. On the Effective Date MMT shall have two wholly-owned subsidiaries, Success Nutrients, Inc. and the Merger Sub. MMT does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation or entity.

SECTION 3.04 Financial Condition. MMT has delivered to the Company MMT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (“Form 10-K”) and its Quarterly Reports on Form 10-Q for the periods ended March 31, 2016, June 30, 2016 and September 30, 2016 (in the aggregate, the “Form 10-Qs”). Each of the Form 10-K and Form 10-Qs presents fairly and accurately the information contained therein and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each such statement of income and statement of retained earnings presents fairly and accurately the results of operations of MMT for the period indicated; and each such statement of changes in financial position presents fairly and accurately the information purported to be shown therein. The financial statements (including the notes thereto) referred to in this Section 3.04 have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) consistently applied throughout the periods involved are in compliance with all applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”), are correct and complete and are in accordance with the books and records of MMT.

SECTION 3.05 Reports. MMT has filed all forms, reports and documents with the SEC required to be filed by it pursuant to the federal securities laws and SEC rules and regulations thereunder, and all such forms, reports and documents, as amended, filed with the SEC have complied with all applicable requirements of the federal securities laws and the SEC rules and regulations promulgated thereunder.

SECTION 3.06 Tax and Other Liabilities.

(a)               MMT has filed all state and federal Tax returns that it was required to file, and has paid all Taxes shown thereon as owing, except where the failure to file Tax returns or to pay Taxes would not have a material adverse effect on the financial condition of MMT and its subsidiaries taken as a whole.

(b)               MMT has not waived any statute of limitations in respect of any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency.

(c)               MMT is not a party to any Tax allocation or sharing agreement.

As used herein the terms “Tax” and “Taxes” shall include all federal, state, local or foreign taxes, including but not limited to income, gross receipts, windfall profits, goods and services, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

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SECTION 3.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or in the Form 10-Q, since September 30, 2016:

(a)               There has not been (i) any adverse change in the business, operations, properties, assets, or condition of MMT; or (ii) any damage, destruction, or loss to MMT (whether or not covered by insurance) adversely affecting the business, operations, properties, assets, or condition of MMT;

(b)               Except as disclosed to the Company, MMT has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of MMT; (iv) made any change in its method of management, operation, or accounting; (v) entered into any other transaction; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers, directors or employees or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

(c)               MMT has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any obligation or liability (absolute or contingent); (ii) paid any obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent MMT balance sheet; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $10,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $10,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of MMT.

SECTION 3.08 Issuance. The shares of MMT Merger Stock issued as consideration hereunder are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issue thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of MMT.

SECTION 3.09 Approval of Agreement. The board of directors of MMT has authorized the execution and delivery of this Agreement and has approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the stockholders of MMT for their approval with the recommendation that the transaction be accepted if it has been deemed necessary.

SECTION 3.10 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the best of MMT’s knowledge, threatened by or against MMT or affecting MMT or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator that would have a material adverse effect on its business. MMT does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

SECTION 3.11 Contracts.

(a)               Except as disclosed to the Company, there are no material contracts, agreements, franchises, license agreements, or other commitments to which MMT is a party or by which it or any of its assets, products, or properties are bound outside of the ordinary course of business;

(b)               Except as disclosed to the Company or in its SEC reports, MMT is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which MMT is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or partner of MMT or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

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SECTION 3.12 Material Contract Defaults. MMT is not in default under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of MMT and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which MMT has not taken adequate steps to prevent such a default from occurring.

SECTION 3.13 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which MMT is a party or to which any of its properties or operations are subject.

SECTION 3.14 Governmental Authorizations. MMT has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof; except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by MMT of this Agreement and the consummation by MMT of the transactions contemplated hereby.

SECTION 3.15 Compliance With Laws and Regulations. To the best of MMT’s knowledge, MMT has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of MMT or except to the extent that noncompliance would not result in the incurrence of any material liability for MMT.

SECTION 3.16 Insurance. All the insurable properties of MMT are insured in their full replacement value against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding on the date of consummation of the transactions contemplated by this Agreement.

SECTION 3.17 Environmental Matters.

(a)               To the best of MMT’s knowledge, MMT has no liability under, and is presently in compliance in all material respects with all Environmental Laws [NEED TO DEFINE.] applicable to MMT, its assets or business.

(b)               MMT has no knowledge of the releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping of Hazardous Substances into the soil, surface waters, ground waters, land, stream sediments, surface of subsurface strata, ambient air, sewer system, or any environmental medium at or from any property or asset owned, used or occupied by MMT (“Environmental Condition”) in violation of any applicable Environmental Law.

SECTION 3.18 No Undisclosed Liabilities. MMT has no liabilities or obligations of any nature (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due), including without limitation any liability for Taxes or any obligations or liabilities of the nature or type required to be disclosed under GAAP, which are, individually or in the aggregate, material to the business, results of operations, assets or financial condition of MMT, taken as a whole, other than such liabilities or obligations that have been specifically disclosed in the Form 10-K or Form 10-Qs.

SECTION 3.19 Materiality. To the best of MMT’s knowledge, no representation or warranty in this Article III contains any materially untrue statement of a material fact or omits to state any material fact required to make the statements contained therein not materially misleading or materially necessary in order to provide Company with reasonably complete information as to MMT’s business or financial condition.

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ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

As an inducement to, and to obtain the reliance of MMT, the Company hereby represents, warrants and covenants as follows:

SECTION 4.01 Organization. As of the date hereof, the authorized capitalization of the Company consists of 1,000,000 shares of Common Stock, no par value per share (the “Pono Common Stock”), of which 100,000 shares of Pono Common Stock are currently issued and outstanding. All of the issued and outstanding shares of Pono Common Stock are validly issued, fully paid, and non-assessable. There are no shares of Pono Common Stock reserved for issuance underlying conversion of outstanding Company convertible securities or outstanding options and warrants. Pono Common Stock is not owned or held in violation of any preemptive right of any other person or entity. There is no commitment, plan, subscription rights, or arrangement to issue, no preemptive right to acquire, and no outstanding option, warrant, or other right calling for the issuance of, any shares of Pono Common Stock or any security or other instrument convertible into, exercisable for, or exchangeable for Pono Common Stock.

The Company has furnished to MMT complete and correct copies of the articles of incorporation, and bylaws of Company as in effect on the date hereof. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of such articles of incorporation or bylaws. The Company has taken all action required by law, its articles of incorporation, bylaws, or otherwise to authorize the execution and delivery of this Agreement. The Company has full power, authority, and legal right and has taken all action required by law, its articles of incorporation and bylaws, and otherwise to consummate the transactions herein contemplated.

SECTION 4.02 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which the Company is a party or to which any of its properties or operations are subject.

SECTION 4.03 Approval of Agreement. The board of directors of the Company has authorized the execution and delivery of this Agreement and has approved the transactions contemplated hereby, and approved the submission of this Agreement and the transactions contemplated hereby to the stockholders of the Company for their approval with the recommendation that the transaction be accepted if it has been deemed necessary.

SECTION 4.04 Financial Condition. The Company has delivered to MMT its unaudited financial statements through December 31, 2016 (the “Pono Financial Statements”). The Pono Financial Statements present fairly and accurately the information contained therein and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each such statement of income and statement of retained earnings presents fairly and accurately the results of operations of the Company for the period indicated; and each such statement of changes in financial position presents fairly and accurately the information purported to be shown therein. The Pono Financial Statements (including the notes thereto) referred to in this Section 4.04 have been prepared in accordance with GAAP, are correct and complete and are in accordance with the books and records of the Company.

SECTION 4.05 Tax and Other Liabilities.

(a)               The Company has filed all state and federal Tax returns that it was required to file, and has paid all Taxes shown thereon as owing, except where the failure to file Tax returns or to pay Taxes would not have a material adverse effect on the financial condition of the Company;

(b)               the Company has not waived any statute of limitations in respect of any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency.

(c)               the Company is not a party to any Tax allocation or sharing agreement.

As used herein the terms “Tax” and “Taxes” shall include all federal, state, local or foreign taxes, including but not limited to income, gross receipts, windfall profits, goods and services, value added, severance, property, production, sales, use, license, excise, franchise, employment, withholding or similar taxes, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

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SECTION 4.06 Absence of Certain Changes or Events. Except as set forth in this Agreement, since December 31, 2016:

(a)               To the best of the Company’s knowledge, there has not been (i) any adverse change in the business, operations, properties, assets, or condition of the Company; or (ii) any damage, destruction, or loss to the Company (whether or not covered by insurance) adversely affecting the business, operations, properties, assets, or condition of the Company;

(b)               Except as disclosed to MMT, the Company has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of the Company; (iv) made any change in its method of management, operation, or accounting; (v) entered into any other transaction; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers, directors or employees or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees; and

(c)               The Company has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any obligation or liability (absolute or contingent); (ii) paid any obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Company balance sheet; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties or rights not used or useful in its business which, in the aggregate have a value of less than $10,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $10,000); or (iv) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company.

SECTION 4.07 No Undisclosed Liabilities. To the best of the Company’s knowledge, the Company has no liabilities or obligations of any nature (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due), including without limitation any liability for Taxes or any obligations or liabilities of the nature or type required to be disclosed under GAAP, which are, individually or in the aggregate, material to the business, results of operations, assets or financial condition of the Company, taken as a whole, other than such liabilities or obligations that have been disclosed in the Pono Financial Statements.

SECTION 4.08 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the best of the Company’s knowledge, threatened by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator that would have a material adverse effect on its business. The Company does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

SECTION 4.09 Contracts.

(a)               Except as disclosed to MMT, there are no material contracts, agreements, franchises, license agreements, or other commitments to which the Company is a party or by which it or any of its assets, products, or properties are bound outside of the ordinary course of business;

(b)               Except as disclosed to MMT, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee which is not terminable on 30 days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation, other than one on which the Company is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate do not exceed more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or partner of the Company or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

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SECTION 4.10 Material Contract Defaults. To the best of the Company’s knowledge, the Company is not in default under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of the Company and there is no event of default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

SECTION 4.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which the Company is a party or to which any of its properties or operations are subject.

SECTION 4.12 Governmental Authorizations. To the best of the Company’s knowledge, the Company has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof; except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby.

SECTION 4.13 Compliance With Laws and Regulations. To the best of the Company’s knowledge, the Company has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of the Company or except to the extent that noncompliance would not result in the incurrence of any material liability for the Company.

SECTION 4.14 Insurance. All the insurable properties of the Company are insured in their full replacement value against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding on the date of consummation of the transactions contemplated by this Agreement.

SECTION 4.15 Environmental Matters.

(a)               To the best of the Company’s knowledge, the Company has no liability under, and is presently in compliance in all material respects with all Environmental Laws applicable to the Company, its assets or business.

(b)               The Company has no knowledge of the releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping of Hazardous Substances into the soil, surface waters, ground waters, land, stream sediments, surface of subsurface strata, ambient air, sewer system, or any environmental medium at or from any property or asset owned, used or occupied by the Company (“Environmental Condition”) in violation of any applicable Environmental Law.

SECTION 4.16 No Undisclosed Liabilities. To the best of the Company’s knowledge, the Company has no liabilities or obligations of any nature (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due), including without limitation any liability for Taxes or any obligations or liabilities of the nature or type required to be disclosed under GAAP, which are, individually or in the aggregate, material to the business, results of operations, assets or financial condition of the Company.

SECTION 4.17 Materiality. To the best of the Company’s knowledge, no representation or warranty in this Article IV contains any materially untrue statement of a material fact or omits to state any material fact required to make the statements contained therein not materially misleading or materially necessary in order to provide MMT with reasonably complete information as to the Company’s business or financial condition.

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ARTICLE V
DELIVERIES AT CLOSING

SECTION 5.01 Taking of Necessary Action. The Parties hereto shall take all such actions as may be necessary or appropriate in order to effectuate the transactions contemplated by this Agreement. If, at any time after the execution hereof, any further action is necessary or desirable to carry out the purposes of this Agreement, to (a) effect the Merger, or (b) vest the Company Stockholders with title to 100% of the issued and outstanding shares of MMT Merger Stock, the officers and directors of Company, the Merger Sub, or MMT, as the case may be, shall take such necessary or desirable action in order to effectuate the transactions contemplated by this Agreement.

SECTION 5.02 Stock Legends. Certificates representing all shares of MMT Merger Stock shall bear a legend restricting transfer of the shares of MMT Merger Stock represented by such certificate in substantially the form set forth below:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

MMT shall, from time to time, make stop transfer notations in its records to ensure compliance in connection with any proposed transfer of the shares with the Securities Act, and all applicable state securities laws.

SECTION 5.03 Fees and Expenses. Each of the Parties hereto shall be responsible for all of their respective fees and expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby, including, without limitation, the professional fees of counsel for each of the parties incurred in connection with this Agreement.

SECTION 5.04 Closing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby. Deliveries at Closing shall include, without limitation, the certificates representing the MMT Merger Stock required to be delivered at Closing pursuant to Section 2.02 hereof.

ARTICLE VI
SPECIAL COVENANTS AND AGREEMENTS OF THE PARTIES

SECTION 6.01 Required Filings. MMT shall timely file with the SEC any forms, statements, reports and documents required to be filed by it pursuant to the federal securities laws and SEC rules and regulations thereunder as a result of the Merger, this Agreement or any of the transactions contemplated hereby, and shall use its best efforts to cause all such forms, statements, reports and documents to be declared or become effective as soon as practicable thereafter.

SECTION 6.02 Access to Properties and Records. MMT and the Merger Sub, on the one hand, and the Company, on the other hand, will each afford to the officers and authorized representatives of the other full access to the properties, books, and records of each other as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the business and affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of each other, as the case may be, as the other shall from time to time reasonably request.

SECTION 6.03 Special Covenants and Representations Regarding Issuance of MMT Merger Stock. The consummation of this Agreement and the transactions herein contemplated, including the issuance of MMT Merger Stock to the Company Stockholders as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Company Stockholders acquire such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing the Company Stockholders shall deliver to MMT customary investment letters of representation.

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SECTION 6.04 Third Party Consents and Certificates. MMT and the Company agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein and therein contemplated.

SECTION 6.05 Indemnification Provisions.

(a)               By Company. The Company hereby agrees to indemnify and hold harmless MMT and its officers, directors and shareholders, against and in respect of any loss, claim, liability, obligation or damage suffered or incurred by MMT resulting from or arising in connection with any misrepresentation (in this Agreement), breach of warranty, or non-fulfillment of any covenant or agreement on the part of the Company contained in this Agreement.

(b)               By MMT. MMT hereby agrees to indemnify and hold harmless the Company and its officers, directors and shareholders, against and in respect of any loss, claim, liability, obligation or damage suffered or incurred by the Company or its shareholders resulting from or arising in connection with any misrepresentation (in this Agreement), breach of warranty, or non-fulfillment of any covenant or agreement on the part of MMT contained in this Agreement.

(c)               Survival of Obligation to Indemnify. The indemnity obligations of this Section 6.05 shall survive the Closing and the payment of the consideration therefor for a period of one (1) year from the Closing and shall continue thereafter with respect to: (a) matters which the party seeking indemnity hereunder shall have given the other party written notice of as provided herein prior to one (1) year from the Closing; and (b) any claims, actions, suits, investigations or proceedings based on fraud or willful misconduct, willful misrepresentation or willful breach of warranty.

(d)               Notice and Procedure. Any party claiming indemnity hereunder (hereinafter referred to as the “Indemnified Party”) shall give the party against whom indemnity is sought (hereinafter referred to as the “Indemnifying Party”) prompt written notice after obtaining knowledge of any claim or the existence of facts as to which recovery may be sought against it in respect of which the Indemnifying Party may be liable because of the indemnity provisions set forth in this Section 6.05. If such claim for indemnity arises in connection with a legal action instituted by a third party (hereinafter a “Third Party Claim”), the Indemnified Party hereby agrees that, within ten (10) Business Days after it is served with notice of the assertion of any Third Party Claim for which it may seek indemnity hereunder, the Indemnified Party will notify the Indemnifying Party in writing of such Third Party Claim.

The Indemnifying Party shall, within ten (10) Business Days after the date that the Indemnified Party gives notice of a claim (whether a Third Party Claim or otherwise) as provided above, notify the Indemnified Party whether it accepts or contests its obligation of indemnity hereunder as claimed by the Indemnified Party.

If the claim for indemnity arises in connection with a Third Party Claim and the Indemnifying Party accepts its indemnity obligation hereunder, the Indemnifying Party shall have the right, after conceding in writing its obligation of indemnity hereunder, to conduct the defense of such action at its sole expense through counsel reasonably acceptable to the Indemnified Party. The Indemnified Party shall cooperate in such defense as reasonably necessary to enable the Indemnifying Party to conduct its defense, including providing the Indemnifying Party with reasonable access to such records as may be relevant to its defense. The Indemnifying Party shall be entitled to settle any such Third Party Claim without the prior written consent of the Indemnified Party provided that the Indemnifying Party provides the Indemnified Party with reasonable assurances that the Indemnified Party will be fully indemnified by the Indemnifying Party in connection with any such Third Party Claim. The Indemnified Party shall be entitled to retain its own counsel at its own expense in connection with any Third Party Claim that the Indemnifying Party has elected to defend. If the Indemnifying Party accepts its indemnity obligations hereunder in connection with a Third Party Claim but elects not to conduct the defense thereof, the Indemnified Party may defend and/or settle such Third Party Claim and shall be entitled to be indemnified for the full amount of such claim and all costs and expenses, including attorneys’ fees, incurred in connection therewith pursuant to this Section 6.05.

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If the claim for indemnity arises in connection with a Third Party Claim and the Indemnifying Party contests or does not accept its indemnity obligation hereunder, the Indemnified Party shall have the right to defend and/or settle such Third Party Claim and thereafter seek indemnity from the other party pursuant to this Section 6.05; provided, however, that the Indemnified Party shall not settle any such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

If the claim for indemnity arises other than in connection with a Third Party Claim and the Indemnifying Party accepts its indemnity obligation hereunder, the Indemnifying Party shall, upon the request of the Indemnified Party, pay the full amount of such claim to the Indemnified party or to the third party asserting such claim as directed by the Indemnified Party. If the claim for indemnity arises other than in connection with a Third Party Claim and the Indemnifying Party contests its indemnity obligation hereunder, the Indemnified Party shall have the right to defend, settle or take any other action with respect to such claim and thereafter seek indemnity pursuant to this Section 6.05; provided, however, that the Indemnified Party shall not settle any such claim without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

ARTICLE VII
RESOLUTION OF DISPUTES

SECTION 7.01 Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or involving the parties hereto, shall be resolved by binding arbitration before a retired judge at JAMS in the City and County of Denver, Colorado. The prevailing party shall be awarded its attorney’s fees, costs and expenses.

In connection with the defense of any third party claims for which claims for indemnification have been made hereunder, each party will provide reasonable access to its and the Company’s books and records as and to the extent required for the proper defense of such third party claim. No Party shall consent to any settlement or purport to bind any other party to any settlement without the written consent of any other Party.

ARTICLE VIII
MISCELLANEOUS

SECTION 8.01 No Brokers. MMT and the Company each agree that there are no other finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. The Parties hereto each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finders’ fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

SECTION 8.02 Notices. Any notice, demand, request, offer, consent, approval or communications (collectively, a “Notice”) to be provided under this Agreement shall be in writing and sent by one of the following methods: (i) postage prepaid, United States certified or registered mail with a return receipt requested, addressed to a Party, as appropriate, at the addresses set forth below; (ii) overnight delivery with a nationally recognized and reputable air courier (with electronic tracking requested) addressed to the appropriate Party at the addresses set forth below; (iii) personal delivery to an appropriate Party; or (iv) by confirmed electronic, facsimile or telecopier transmission to a Party, as appropriate, at the address or numbers set forth below, which shall also be contemporaneously sent by one of the methods described in the preceding clause (i), (ii) or (iii) of this Section (it being understood and agreed, however, that such Notice shall be deemed received upon confirmed receipt of electronic transmission). Any such Notice shall be deemed given upon receipt thereof, or, in case of any Notice sent pursuant to clause (i), (ii) or (iii) above, the refusal thereof by the intended receipt. Notwithstanding the foregoing, in the event any Notice is sent by overnight delivery or personal delivery and it is received (or delivery is attempted) during non-business hours (i.e., other than during 8:30 a.m. to 5:30 p.m. Mountain Time, Monday through Friday, excluding holidays), then such Notice shall not be deemed to have been received until the next Business Day. Either party may designate a different address for receiving Notices hereunder by notice to the other party in accordance with the provisions of this Section. Further notwithstanding the foregoing, if any Notice is sent by either party hereto to the other and such Notice has not been sent in compliance with this Section but has in fact actually been received by the other party, then such Notice shall be deemed to have been duly given by the sending party and received by the recipient party effective as of such date of actual receipt.

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If to MMT or MMC:	Medicine Man Technologies, Inc. 4880 Havana Street, Suite 102 South Denver, Colorado 80239 Attn: Andrew Williams, President

With a copy to:	Andrew I. Telsey, P.C. 12835 E. Arapahoe Rd. Tower 1 # 803 Centennial, CO 80112

If to Company:	Mr. Joshua Haupt 660 East 47th Avenue, Suite 1225 Denver, CO 80216

With a copy to (which shall not constitute notice):	Otten, Johnson, Robinson, Neff & Ragonetti, P.C. 950 17th St., Suite 1600 Denver, CO 80202 Attn: Douglas Becker, Esq.

Notwithstanding anything in this Section to the contrary, any Notice delivered in accordance herewith to the last designated address of any person or party to which a Notice may be or is required to be delivered pursuant to this Agreement shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person or party to which the Notice is directed or the failure or refusal of such person or party to accept delivery of the Notice.

SECTION 8.03 No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

SECTION 8.04 Expenses. Except as otherwise provided herein, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 8.05 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other except as may be specifically limited herein.

SECTION 8.06 Rules of Interpretation. Except as otherwise expressly provided in this Agreement, the following rules shall apply hereto: (i) the singular includes the plural and plural includes the singular; (ii) “or” is not exclusive and “include” and “including” are not limiting; (iii) a reference to any agreement or other contract includes any permitted supplements and amendments; (iv) a reference in this Agreement to a section or exhibit is a reference to a section or exhibit within or attached to this Agreement unless otherwise expressly provided; (v) a reference to a section or paragraph in this Agreement shall, unless the context clearly indicates to the contrary, refer to all sub-parts or sub-components of any said section or paragraph; (vi) words such as “hereunder,” “hereto,” “hereof,” and “herein,” and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular clause hereof; (vii) the headings of the articles or sections and the ordering or position thereof are for convenience only and shall not in any way be deemed to affect the meaning of this Agreement; (viii) a reference in this Agreement to a “person” or “party” (whether in the singular or the plural) shall (unless otherwise indicated herein) include both natural persons and unnatural persons (including, but not limited to, corporations, partnerships, limited liability companies or partnerships, trusts, etc.); (ix) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP; and (x) any reference in this Agreement to a “Business Day” shall include each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in the United States are closed.

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SECTION 8.07 Construction. The parties agree and acknowledge that they have jointly participated in the negotiation and drafting of this Agreement and that this Agreement has been fully reviewed and negotiated by the parties and their respective counsel. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. If any party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty, or covenant. The mere listing (or inclusion of copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty relates solely to the existence of the document or other items itself).

SECTION 8.08 Governing Law and Waiver of Jury Trial. This Agreement is made in and shall be governed by the laws of the State of Colorado, and the sole and exclusive venue for any action relating to or arising out of this Agreement shall be the City and County of Denver, Colorado. The parties hereto expressly waive any claim or defense therein that such courts constitute an inconvenient forum. The parties hereto expressly waive all rights to trial by jury regarding all matters or disputes arising out of or related to this Agreement. In no event shall any party be liable for any indirect, special, exemplary, punitive or consequential damages arising out of or relating to this Agreement.

SECTION 8.09 Severability. If any clause or provision of this Agreement is illegal, invalid or unenforceable under applicable present or future laws effective during the term of this Agreement, the remainder of this Agreement shall not be affected. In lieu of each clause or provision of this Agreement that is illegal, invalid or unenforceable, there shall be added as a part of this Agreement a clause or provision as nearly identical as may be possible and as may be legal, valid and enforceable. In the event any clause or provision of this Agreement is illegal, invalid or unenforceable as aforesaid and the effect of such illegality, invalidity or unenforceability is that either party no longer has the substantial benefit of its bargain under this Agreement and a clause or provision as nearly identical as may be possible cannot be added, then, in such event, such party may in its discretion cancel and terminate this Agreement provided such party exercises such right within a reasonable time after such occurrence.

SECTION 8.10 Arm’s Length Negotiations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of counsel before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; (e) said party is not acting under duress, whether economic or physical, in executing this Agreement; and (f) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

SECTION 8.11 Tax-Free Nature of Transaction. Each of the parties shall use its best efforts to cause the Merger to constitute a “tax-free reorganization” within the meaning of Section 368 of the Code, and none of the parties shall knowingly take or cause to be taken any action that, or knowingly fail to take or cause not to be taken any action the failure of which, would reasonably be expected to adversely affect the foregoing qualifications under the Code. Except as otherwise required by applicable law, following the Effective Time, each party agrees to file its Tax Returns in a manner that is consistent with this Section 8.11.

SECTION 8.12 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. The rights and obligations of this Agreement may not be assigned without the prior written consent of the other party which may be granted or withheld in such parties sole and absolute discretion.

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SECTION 8.13 Counterparts. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted electronically, including but not limited to by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, an electronic, facsimile or telecopy document is to be re-executed in original form by the parties who executed the electronic, facsimile or telecopy document. No party may raise the use of any electronic, facsimile or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

SECTION 8.14 Entire Agreement. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contains the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter. The parties agree that prior drafts of this Agreement shall not be deemed to provide any evidence as to the meaning of any provision hereof or the intent of the parties with respect thereto. The exhibits and schedules constitute a part hereof as though set forth in full above. This Agreement is not intended to confer upon any person, other than the parties hereto, any rights or remedies hereunder.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above-written.

MEDICINE MAN TECHNOLOGIES, INC.	MEDICINE MAN CONSULTING, INC.

By:s/ Andrew Williams	By:s/ Brett Roper
Andrew Williams, President	Brett Roper, President

PONO PRODUCTIONS LTD.

By:s/ Joshua Haupt

Joshua Haupt, President

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SHARE EXCHANGE AGREEMENT

BY AND AMONG

MEDICINE MAN TECHNOLOGIES INC.,

SUCCESS NUTRIENTS INC.

AND

THE SHAREHOLDERS OF SUCCESS NUTRIENTS INC.

THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of February 27, 2017, by and among MEDICINE MAN TECHNOLOGIES, INC. a Nevada corporation ("MMT"), whose principal place of business is located at 4880 Havana Street, Suite 102 South, Denver, Colorado 80239; SUCCESS NUTRIENTS INC., a Colorado corporation ("SN"), with its principal place of business located at 1850 Bassett St., No 1211, Denver, CO 80202; and all of the shareholders of SN (the “Shareholders”), jointly and severally, who hereby agree as follows.

RECITALS

WHEREAS, Shareholders own all of the issued and outstanding Common Shares (as defined in Section 1.1) of SN (the “SN Shares”), which constitute all of the issued and outstanding securities of SN as of the date hereof; and

WHEREAS, MMT desires to acquire all of the SN Shares from the Shareholders and the Shareholders desire to exchange their SN Shares for shares of MMT’s common stock on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

EXCHANGE OF SHARES

1.1       Exchange of Shares. At the Effective Time (as defined below), and subject to and upon the terms and conditions of this Agreement, the Shareholders agree to exchange, sell, transfer and assign to MMT, and MMT agrees to acquire from the Shareholders, all of their SN Shares in exchange for an aggregate of 3.5 million shares of MMT’s common stock (the “MMT Shares”). As of Closing, the SN Shares shall constitute one hundred percent (100%) of the issued and outstanding securities of SN in the aggregate. The exchange of the SN Shares for the MMT shares of common stock contemplated hereunder shall be referred to herein as the "Transaction."

1.2       Closing; Effective Time.

(a) The closing of the Transaction (the "Closing") shall take place at the offices of counsel to MMT, or such other location as the parties may so agree on or before March 1, 2017, after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date" or the “Closing”). As soon as is practicable after the Closing, the parties hereto shall cause the Transaction to be consummated by delivering to the Secretary of State of the State of Colorado Statement of Share Exchange (the “Statement of Share Exchange”), in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the Colorado Business Corporations Act (“CBCA”), and delivering to the Secretary of State of the State of Nevada Articles of Exchange (the “Articles of Exchange”), in such form as required by, and executed and acknowledged in accordance with the Nevada Revised Statutes. The Transaction shall become effective as of the date and at such time (the “Effective Time”) as the Nevada Articles of Exchange is filed with the Secretary of State of the State of Nevada and the Colorado Statement of Share Exchange is filed with the Secretary of State of the State of Colorado.

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(b) The Parties hereto hereby agree that, for accounting purposes, the effective date of the Merger shall be March 1, 2017 (the “Effective Time”).

1.3       Delivery of Certificates Representing the SN Shares. On the Effective Time, the Shareholders shall deliver their certificates representing their SN Shares, duly endorsed to MMT or accompanied by stock powers or other assignments or documents to effectuate transfer of the SN Shares duly endorsed to MMT, with (i) all such other documents as may be required to vest in MMT good and marketable title to the SN Shares free and clear of any and all Liens (as defined in Section 2.3 hereof), and (ii) all necessary stock transfer and any other required documentary stamps. The Shareholders shall cause SN to recognize and record the transfers described in this Section 1.3 on its transfer books.

1.4       Issuance of Certificates Representing the MMT Shares. On the Effective Time, or as soon thereafter as practical, MMT shall cause the MMT Shares to be issued to the Shareholders as provided in Section 1.1 above, pro rata to their respective ownership of the SN Shares or as the Shareholders shall direct, so long as such direction is acceptable to legal counsel of MMT. Thirty-five (35) shares of MMT’s common stock shall be issued for each shares of SN common stock issued and outstanding at the Effective Time. A list of the Shareholders and their respective shares owned in SN, as well as the number of MMT Shares to be issued in the Transaction, is attached hereto as Exhibit “B.”

The MMT Shares, when issued, shall be “restricted” shares (as that term is defined under the Securities Act of 1933, as amended) (the “Act”) and may not be sold, transferred or otherwise disposed of by the Shareholders without registration under the Act or an available exemption from registration under the Act. The certificates representing the MMT Shares will contain the appropriate restrictive legends. MMT shall cause its Transfer Agent to recognize and record the transfers described in this Section 1.4 on its transfer books, and MMT shall issue appropriate stop-transfer instructions to the Transfer Agent with respect to the MMT Shares.

1.5       Taking of Necessary Action; Further Action. If, at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest MMT with full right, title and possession to the SN Shares, the Shareholders will take all such lawful and necessary action.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SN AND SHAREHOLDERS

SN and the Shareholders hereby represent and warrant to their respective knowledge, and covenant with, MMT with respect to those matters set forth in this Article II. For purposes of this Agreement, the disclosure of any matter in a schedule to this Agreement (the “Disclosure Schedule”) shall serve as a sufficient disclosure for purposes of any and all representations and warranties in this Agreement to which such matter logically relates and where such deemed inclusion can be reasonably inferred from the matter and shall be deemed to modify such representation and warranty to the full extent of the disclosure. It is understood that the listing (or inclusion of a copy) of a document or other item on the Disclosure Schedule shall be deemed adequate disclosure of the document or item and its contents. The Seller shall make a good faith effort to list or cross reference matters on the Disclosure Schedule to which the matter logically relates.

2.1       Ownership of Shares. Shareholders are the record and beneficial owners of all of the issued and outstanding SN Shares.

2.2       Authority. The Shareholders have full power and authority and are competent to (i) execute, deliver and perform this Agreement, and each ancillary document which Shareholders have executed or delivered or are to execute or deliver pursuant to this Agreement, and (ii) carry out Shareholders obligations hereunder and thereunder, without the need for any Governmental Action/Filing (as defined herein). The execution, delivery and performance by the Shareholders to this Agreement and each ancillary document does not and will not conflict with, result in a breach of, or constitute a default or require a consent or action under, any agreement or other instrument to or by which such Shareholders are a party or are bound or to which any of the properties or assets of the Shareholders are subject, or any Legal Requirement (as defined herein) to which such Shareholders are subject, or result in the creation of any Lien (as defined in Section 2.3) on the Shares. This Agreement, and Shareholders ancillary document to be executed and delivered by such Shareholders at the Closing, have been duly executed and delivered by such Shareholders (and each ancillary document to be executed and delivered by Shareholders at or after the Closing will be duly executed and delivered by Shareholders), and this Agreement constitutes, and each ancillary document, when executed and delivered by Shareholders will constitute such Shareholders’ legal, valid and binding obligation, enforceable against Shareholders in accordance with its terms. For purposes of this Agreement, (x) the term "Governmental Action/Filing" shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority, and (y) the term "Legal Requirements" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in Section 2.8(b)), and all requirements set forth in applicable Contracts (as defined in Section 2.18(a)).

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2.3       Title to Shares. The Shareholders have and shall transfer to MMT at the Closing good and marketable title to all of their SN Shares, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer (other than federal and state securities laws restrictions on transfer) or adverse claims of any nature whatsoever ("Liens").

2.4       Acquisition of MMT Shares for Investment.

(a)       The Shareholders are acquiring the MMT Shares to be issued to them for investment for Shareholders own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and neither Shareholder has any present intention of selling, granting any participation in, or otherwise distributing the same. Each Shareholder further represents that he/she does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the MMT Shares.

(b)       The Shareholders understand that the MMT Shares are not and will not be registered under the Securities Act, that the sale and the issuance of the MMT Shares is intended to be exempt from registration under the Act pursuant to Section 4(2) thereof, and that MMT's reliance on such exemption is predicated on each Shareholders’ representations set forth herein. The Shareholders represent and warrant that: (i) he or she can bear the economic risk of their investment, and (ii) he or she possesses such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment in the MMT Shares.

(c)       The Shareholders acknowledge that neither the US Securities and Exchange Commission, nor the securities regulatory body of any state or other nation has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(d)       The Shareholders acknowledge that they have carefully reviewed such information as they deemed necessary to evaluate an investment in the MMT Shares. To their full satisfaction the Shareholders have been furnished all materials requested relating to MMT and the issuance of the MMT Shares hereunder, and the Shareholders has been afforded the opportunity to ask questions of MMT's representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the Shareholders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of MMT set forth in this Agreement, on which the Shareholders have relied in making an exchange of their Shares for the MMT Shares.

(e)       The Shareholders understand that the MMT Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the MMT Shares or any available exemption from registration under the Act, the MMT Shares must be held indefinitely. Shareholders further acknowledge that the MMT Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied, or the MMT Shares have been registered with the US Securities and Exchange Commission.

2.5       Organization and Qualification of SN.

(a)       SN is a corporation duly organized, validly existing and in good standing under the laws of Colorado and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by SN to be conducted. SN is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by SN to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in Section 8.2(b)) on SN. Complete and correct copies of the Articles of Incorporation, Bylaws and all corporate minutes (or other comparable governing instruments with different names) (collectively referred to herein as "Charter Documents") of SN, as amended and currently in effect, are attached hereto as Schedule 2.5. SN is not in violation of any of the provisions of its Charter Documents.

D-3

(b)       SN is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on SN.

(c)       The minute books of SN contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and Shareholders ("Corporate Records") since the time of SN's organization. Copies of such Corporate Records of SN have been heretofore delivered to MMT.

(d)       The transfer records of SN contain true, complete and accurate records of Shareholders transfers involving the SN Shares ("Shareholders Records") of SN since the time of SN's organization.

2.6       Subsidiaries. SN has no subsidiary companies. SN does not own, directly or indirectly, any other ownership, equity, profits or voting interest in any other entity or Person or has any agreement or commitment to purchase any such interest, and SN has not agreed and is not obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or any date hereafter, under which it may be obligated to make any future investment in or capital contribution to any other entity or Person.

For purposes of this Agreement, (i) the term "Subsidiary" shall mean any entity in which SN, directly or indirectly, owns beneficially securities or interests representing 50% or more of (x) the aggregate equity or profit interests, or (y) the combined voting power of voting interests ordinarily entitled to vote for management or otherwise, and (ii) the term "Person" shall mean and include an individual, a corporation, a partnership (general or limited), a joint venture, an association, a trust or any other organization or entity, including a government or political subdivision or an agency or instrumentality thereof.

2.7       Capitalization of SN.

(a)       All issued and outstanding SN shares are legally issued, fully paid and non-assessable, and are not issued in violation of the preemptive or other rights of any person.

(b)       There are no equity securities, partnership interests or similar ownership interests of any class of any equity security of SN, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. There are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which SN is a party or by which it is bound obligating SN to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any Shares or similar ownership interests of SN or obligating SN to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

(c)       There are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which SN is a party or by which SN is bound with respect to any equity security of any class of SN.

2.8       No Conflict; Required Filings and Consents.

(a)       The execution and delivery of this Agreement by the Shareholders does not, and the performance of this Agreement by the Shareholders shall not, (i) conflict with or violate SN's Charter Documents, (ii) subject to obtaining the adoption of this Agreement and the Transaction by the Shareholders, conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair SN's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of SN pursuant to, any Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on SN.

D-4

(b)       The execution and delivery of this Agreement by the Shareholders does not, and the performance of their obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, self-regulatory organization, domestic or foreign (a "Governmental Entity"), except (i) for applicable requirements, if any, of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws"), and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which SN is qualified to do business, (ii) consents, approvals, authorizations, permits, filings and notices to be obtained or made prior to Closing, and (iii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on SN or, after the Closing, MMT, or prevent consummation of the Transaction or otherwise prevent the parties hereto from performing their obligations under this Agreement.

2.9       Compliance. SN has complied with, is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations that, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on SN. The businesses and activities of SN have not been and are not being conducted in violation of any Legal Requirements. SN is not in default or violation of any term, condition or provision of any applicable Charter Documents or Contracts. Neither SN nor the Shareholders have received any notice of non-compliance with any Legal Requirement (and the Shareholders have no Knowledge of any such notice delivered to any other Person). The Shareholders are not in violation of any term of any contract or covenant (either with SN or another entity) relating to employment, patents, proprietary information disclosure, non-competition or non-solicitation.

2.10       Financial Statements of SN.

(a)       SN has delivered to MMT copies of its unaudited financial statements for the period from its inception through December 31, 2016. The SN Financial Statements present fairly the financial condition and results of operations of SN at the dates and for the periods covered by the SN Financial Statements. SN represents and warrants that there has been no material adverse change in the financial condition of SN subsequent to December 31, 2016.

(b)       The SN Financial Statements and any notes related thereto comply as to form in all material respects with applicable accounting requirements, have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end adjustments none of which are or will be material in amount, individually or in the aggregate) the consolidated financial position of SN as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

(c)       SN does not have any direct or indirect liabilities that were not fully and adequately reflected or reserved against on the balance sheet or described in the notes to the audited financial statements of SN. SN has no Knowledge of any circumstance, condition, event or arrangement that has taken place at any time that may hereafter give rise to any liabilities.

2.11       No Undisclosed Liabilities. SN has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet which are, individually or in the aggregate, material to the business, results of operations or financial condition of SN.

2.12       Litigation. There are no claims, suits, actions, proceedings pending or, to Shareholders Knowledge, threatened against SN, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on SN or have a Material Adverse Effect on the ability of the parties hereto to consummate the Transaction.

2.13       Restrictions on Business Activities. There is no agreement, commitment, judgment, injunction, order or decree binding upon SN or to which SN is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of SN, any acquisition of property by SN or the conduct of business by SN as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on SN.

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2.14       Title to Property. Other than as described in Schedule 2.14 hereto, SN owns no other properties.

2.15       Taxes.

(a)       Filing of Tax Returns. SN has timely filed, or have had timely filed on their behalf, with the appropriate Taxing authorities all Tax Returns in respect of Taxes required to be filed by them. The Tax Returns filed (including any amendments thereof) are complete and accurate in all material respects. SN has not requested any extension of time within which to file any Tax Return in respect of any Taxes, which Tax Return has not since been filed in a timely manner. To the Knowledge of SN, no claim has ever been made by any Taxing authority in a jurisdiction where SN does not file Tax Returns, or has Tax Returns filed on their behalf, that they are or may be subject to taxation by that jurisdiction, or liable for Taxes owing to that jurisdiction.

(b)       Payment of Taxes. All Taxes owed by SN (whether or not shown as due on any Tax Returns) have been paid in full or adequate reserves on their respective books and/or records have been established. SN has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. SN has made all required estimated Tax payments sufficient to avoid any underpayment penalties. The unpaid Taxes of SN (A) do not, as of the Closing Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect the timing differences between book and Tax income) set forth on the face of SN’s most recent balance sheets (rather than any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of SN in filing, or having filed on their behalf, their Tax Returns. The charges, accruals and reserves on the books of SN in respect of any liability for Taxes (x) based on or measured by net income for any years not finally determined, (y) with respect to which the applicable statute of limitations has not expired or (z) that has been previously deferred, are adequate to satisfy any assessment for such Taxes for any such years.

(c)       Audits, Investigations or Claims. There is no dispute or claim which has not been resolved concerning any Tax liability of SN either (A) claimed or raised by any Taxing authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of SN has Knowledge. There is no currently pending audit of any Tax Return of SN by any Taxing authority, and SN has not ever been notified in writing that any Taxing authority intends to audit any Tax Return of SN. SN has not executed any outstanding waivers or consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

(d)       Lien. There are no encumbrances for Taxes (other than for current Taxes not yet due and payable) on any assets of SN.

(e)       Tax Elections. SN (i) has not agreed, or are required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise; (ii) have not made an election pursuant to Code Sections 338 or 336(e) or the regulations thereunder or any comparable provisions of any foreign or state or local income tax law; (iii) is not subject to any constructive elections under Code Section 338 or the regulations thereunder; (iv) has not made any payments, are obligated to make any payments, or are a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under §280G and §162(m) of the Code; and (v) has not made any of the foregoing elections or are required to apply any of the foregoing rules under any comparable state or local income Tax provision.

(f)       Prior Affiliated Groups. SN (A) has never been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code and (B) does not have any liability for the Taxes of any person under Treas. Reg. §1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

(g)       Tax Sharing Agreements. SN is not a party to any Tax allocation, indemnity or sharing or similar agreement.

(h)       Section 355. SN has not distributed the stock of a “controlled corporation” (within the meaning of that term as used in Section 355(a) of the Code) in a transaction subject to Section 355 of the Code within the past two years.

(i)       Partnerships. SN does not own an interest in a partnership for Tax purposes.

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2.16       Brokers; Third Party Expenses. The Shareholders have not incurred, nor will they incur, directly or indirectly, any liability for brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

2.17       Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

"Intellectual Property" shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefore and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof ("Patents"); (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyrights registrations and applications therefore, and all other rights corresponding thereto throughout the world; (iv) domain names, uniform resource locators ("URLs") and other names and locators associated with the Internet ("Domain Names"); (v) industrial designs and any registrations and applications therefore; (vi) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefore (collectively, "Trademarks"); (vii) all databases and data collections and all rights therein; (viii) all moral and economic rights of authors and inventors, however denominated, and (ix) any similar or equivalent rights to any of the foregoing (as applicable).

"Company Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, SN or MMT, as applicable.

"Registered Intellectual Property" means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any private, state, government or other legal authority.

"Company Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, SN or MMT, as applicable.

"Company Products" means all current versions of products or service offerings of SN or MMT, as applicable.

(a)       No Company Intellectual Property or Company Product is subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation restricting in any manner the use, transfer or licensing thereof by SN, or which may affect the validity, use or enforceability of such Company Intellectual Property or Company Product, which in any such case could reasonably be expected to have a Material Adverse Effect on SN.

(b)       SN owns and has good and exclusive title to, each material item of Company Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted in the ordinary course); and SN is the exclusive owner of all material Trademarks used in connection with the operation or conduct of the business of SN, including the sale of any products or the provision of any services by SN.

(c)       The operation of the business of SN as such business currently is conducted, including (i) the design, development, manufacture, distribution, reproduction, marketing or sale of the products or services of SN (including Products), and (ii) SN's use of any product, device or process, to SN's Knowledge and except as could not reasonably be expected to have a Material Adverse Effect, has not and does not and will not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

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2.18       Agreements, Contracts and Commitments.

(a)       Schedule 2.18 hereto sets forth a complete and accurate list of all Material Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement:

"Contracts" shall mean all contracts, agreements, leases, mortgages, indentures, note, bond, liens, license, permit, franchise, purchase orders, sales orders, arbitration awards, judgments, decrees, orders, documents, instruments, understandings and commitments, or other instrument or obligation (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which SN is a party or by or to which any of the properties or assets of SN may be bound, subject or affected (including without limitation notes or other instruments payable to SN).

"Material Contracts" shall mean (x) each Contract (I) providing for payments (past, present or future) to SN in excess of $50,000 in the aggregate or (II) under which or in respect of which SN presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $50,000, (y) each Contract which otherwise is or may be material to the businesses, operations, assets, condition (financial or otherwise) or prospects of SN and (z) without limitation of subclause (x) or subclause (y), each of the following Contracts:

(i)       any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by or from SN, any Subsidiary, or any officer, director or 5% or more stockholder ("Insider") of SN;

(ii)       any guaranty, direct or indirect, by SN or any Insider of SN of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

(iii)       any Contract made other than in the ordinary course of business or (x) providing for the grant to any preferential rights to purchase or lease any asset of SN, or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of SN;

(iv)       any obligation to register any Shares or other securities of SN with the U.S. Securities and Exchange Commission ("SEC") or any state securities commission or agency;

(v)       any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;

(vi)       any collective bargaining agreement with any labor union;

(vii)       any lease or similar arrangement for the use by SN of Personal Property; and

(viii)       any Contract to which any Insider of SN is a party.

(b)       Each Contract was entered into at arms' length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Material Contracts (or written summaries in the case of oral Material Contracts) and of all outstanding offers or proposals of SN have been heretofore delivered to MMT.

(c)       Neither SN nor any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Contract, and no party to any Contract has given any notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on SN. Each Contract to which SN is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on SN.

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2.19       Interested Party Transactions. No employee, officer, director or Shareholder of SN or a Shareholder’s of his immediate family is indebted to SN, nor is SN indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of SN, and (iii) for other employee benefits made generally available to all employees. To each Shareholders Knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom SN is affiliated or with whom SN has a contractual relationship, or any Person that competes with SN, except that each employee, Shareholders, officer and director of SN and Shareholders of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with SN. To each Shareholders Knowledge, no manager or Shareholders or any Shareholders of their immediate families is, directly or indirectly, interested in any material contract with SN (other than such contracts as relate to any such individual ownership of Shares or other securities of SN).

2.20       Representations and Warranties Complete. The representations and warranties of the Shareholders included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF MMT

Except as set forth on the disclosure schedules, MMT hereby represents and warrants to SN and the Shareholders as follows:

3.1       Organization and Qualification; MMT is a corporation, duly incorporated or organized, validly existing and in good standing under the laws of Nevada, has requisite power and authority and governmental approvals to own, lease and operate its properties and to carry on its business as currently conducted. MMT is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the ownership or leasing of its property or the conduct of its business requires such qualification or licensing, except where the failure to be so qualified or licensed or in good standing would not, individually or in the aggregate, have a Material Adverse Effect on MMT.

3.2       Authority to Execute and Perform Agreement. MMT has the requisite power and all authority required to enter into, execute and deliver this Agreement and the Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Transaction. The execution, delivery and performance of this Agreement and the consummation of the Transaction have been duly authorized by all necessary corporate action.

3.3       Binding Effect. This Agreement has been validly executed and delivered by MMT and, assuming the due execution and delivery hereof by SN, constitutes a valid and binding obligation of MMT, enforceable against MMT in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting or relating to enforcement of creditors’ rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in equity or at law).

3.4       Capitalization of MMT.

(a)       As of the date hereof, the authorized capital stock of MMT consists of (i) Ninety Million (90,000,000) shares of Common Stock, par value $0.001 per share, of which 10,470,944 shares of Common Stock are issued and outstanding, all of which are validly issued, fully paid and non-assessable, and all of which have been issued and granted in compliance with all applicable securities laws and (in all material respects) other applicable Legal Requirements; and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share, none of which has been issued or is outstanding. MMT has no other authorized, issued or outstanding class of capital stock.

(b)       Obligations. There are no obligations, contingent or otherwise, of MMT to repurchase, redeem or acquire shares of MMT.

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(c)           Options, Warrants, etc. As of the date hereof MMT has issued an aggregate of $870,000 in convertible notes, convertible into 497,143 shares of MMT’s common stock at a conversion price of $1.75 per share. There are no other existing options, rights, subscriptions, warrants, unsatisfied preemptive rights, calls or commitments relating to (i) the authorized and unissued capital stock of MMT, or (ii) any securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from MMT any shares of capital stock of MMT and no such convertible or exchangeable securities or obligations are outstanding.

(d)       Registration. The outstanding shares of the capital stock of MMT have been issued in full compliance with the registration and prospectus delivery requirements of the Securities Act or in compliance with applicable exemptions therefrom, and the registration and qualification requirements of all applicable securities laws of states of the United States.

(e)       MMT Shares. The MMT Shares, when issued as provided in this Agreement, will be duly authorized and validly issued, fully paid and non-assessable, and will be free of any Liens or encumbrances and of restrictions on transfer, other than restrictions on transfer under applicable state and federal securities laws or the Transaction documents.

3.5       Board Approval. The Board of Directors of MMT, by resolutions duly adopted at a meeting duly called and held at which a quorum was present or by the written consent in lieu of such a meeting, has approved this Agreement and the Transaction in accordance with the requirements of the State of Nevada.

3.6       No Material Adverse Change. There has been no change in the business, properties, assets, operations or condition (financial or otherwise) which has resulted or reasonably could be expected to result in or which MMT has reason to believe could reasonably be expected to result in a Material Adverse Effect on it, and MMT has no Knowledge of any such change that is threatened, nor has there been any damage, destruction or loss affecting the assets, properties, business, operations or condition (financial or otherwise), whether or not covered by insurance which has resulted or reasonably could be expected to result in or which MMT has reason to believe could reasonably be expected to result in a Material Adverse Effect on MMT.

3.7       Books and Records. The books and records, financial and otherwise, of MMT are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets and liabilities of MMT.

3.8       Litigation. There are no Legal Proceedings pending or, to the Knowledge of MMT, threatened against or involving MMT, or any of its respective property or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving MMT.

3.9       No Undisclosed Liabilities. MMT has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements which are, individually or in the aggregate, material to the business, results of operations or financial condition of SN.

3.10       Title to Properties; Absence of Liens. MMT has good and marketable title to all of its respective assets and properties, whether real, personal or fixed, free and clear of all Liens, except for Liens for Taxes not yet due and payable or which MMT is contesting in good faith and for which adequate reserves have been established.

3.11 Compliance with Laws. MMT is not in violation of, default under, or conflict with, any applicable Order or any Applicable Law, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect on MMT.

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3.12       Intellectual Property. On the Effective Date MMT will not own, license or otherwise have any rights in or to any Intellectual Property.

3.13       Non-Contravention. The execution and delivery of this Agreement and the Transaction documents by MMT, the performance by MMT of its obligations hereunder and thereunder, and the consummation of the Transaction contemplated hereby and thereby by such entities (A) do not and will not conflict with, or result in a breach or violation of (i) any provision of the charter or bylaws of any of MMT, (ii) any applicable laws, (iii) any material agreement, contract, lease, license or instrument to which MMT is a party or by which MMT or any of each of its properties or assets are bound and (B) will not result in the creation or imposition of any Lien upon any of the property or assets of MMT pursuant to any provision of any contract or Lien.

3.14       Consents and Approvals. Except for (i) those consents, approvals, authorizations, filings or notices set forth on Schedule 3.15, (ii) applicable requirements of the Securities Act or the Exchange Act, (iii) notices and filings in connection with the Transaction, no consent, approval or authorization of, filing with, or notice to, any Governmental Body is required by MMT in connection with the execution, delivery and performance by MMT of this Agreement, each and every agreement contemplated hereby, and the consummation by MMT of the Transaction.

3.15        Material Contracts. MMT is not in default under any Material Contract, nor to the Knowledge of MMT, does any condition exist that, with notice or lapse of time or both, would constitute a default thereunder. To the Knowledge of MMT, no other party to any such Material Contract of MMT is in default thereunder, nor does any condition exist that with notice or lapse of time or both would constitute a default thereunder. No approval or consent of any person is needed in order that the Material Contracts of MMT shall continue in full force and effect following the consummation of the transactions contemplated by this Agreement.

3.16       Taxes.

(a)       Filing of Tax Returns. MMT has timely filed, or have had timely filed on their behalf, with the appropriate Taxing authorities all Tax Returns in respect of Taxes required to be filed by them. The Tax Returns filed (including any amendments thereof) are complete and accurate in all material respects. MMT has not requested any extension of time within which to file any Tax Return in respect of any Taxes, which Tax Return has not since been filed in a timely manner. To the Knowledge of MMT, no claim has ever been made by any Taxing authority in a jurisdiction where MMT does not file Tax Returns, or has Tax Returns filed on their behalf, that they are or may be subject to taxation by that jurisdiction, or liable for Taxes owing to that jurisdiction.

(b)       Payment of Taxes. All Taxes owed by MMT (whether or not shown as due on any Tax Returns) have been paid in full or adequate reserves on their respective books and/or records have been established. MMT has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. MMT has made all required estimated Tax payments sufficient to avoid any underpayment penalties. The unpaid Taxes of MMT (A) do not, as of the Closing Date, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect the timing differences between book and Tax income) set forth on the face of MMT’s most recent balance sheets (rather than any notes thereto) and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of MMT in filing, or having filed on their behalf, their Tax Returns. The charges, accruals and reserves on the books of MMT in respect of any liability for Taxes (x) based on or measured by net income for any years not finally determined, (y) with respect to which the applicable statute of limitations has not expired or (z) that has been previously deferred, are adequate to satisfy any assessment for such Taxes for any such years.

(c)       Audits, Investigations or Claims. There is no dispute or claim which has not been resolved concerning any Tax liability of MMT either (A) claimed or raised by any Taxing authority in writing or (B) as to which any of the directors and officers (and employees responsible for Tax matters) of MMT has Knowledge. There is no currently pending audit of any Tax Return of MMT by any Taxing authority, and MMT has not ever been notified in writing that any Taxing authority intends to audit any Tax Return of MMT. MMT has not executed any outstanding waivers or consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

(d)       Lien. There are no encumbrances for Taxes (other than for current Taxes not yet due and payable) on any assets of MMT.

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(e)       Tax Elections. MMT (i) has not agreed, or are required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise; (ii) have not made an election pursuant to Code Sections 338 or 336(e) or the regulations thereunder or any comparable provisions of any foreign or state or local income tax law; (iii) is not subject to any constructive elections under Code Section 338 or the regulations thereunder; (iv) has not made any payments, are obligated to make any payments, or are a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under §280G and §162(m) of the Code; and (v) has not made any of the foregoing elections or are required to apply any of the foregoing rules under any comparable state or local income Tax provision.

(f)       Prior Affiliated Groups. MMT (A) has never been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code and (B) does not have any liability for the Taxes of any person under Treas. Reg. §1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

(g)       Tax Sharing Agreements. MMT is not a party to any Tax allocation, indemnity or sharing or similar agreement.

(h)       Section 355. MMT has not distributed the stock of a “controlled corporation” (within the meaning of that term as used in Section 355(a) of the Code) in a transaction subject to Section 355 of the Code within the past two years.

(i)       Partnerships. MMT does not own an interest in a partnership for Tax purposes.

3.18       Environmental Matters. (i) MMT is in compliance in all material respects with applicable Environmental Laws; (ii) MMT has all Permits required pursuant to Environmental Laws and are in compliance in all material respects with the terms thereof; (iii) there are no past or present events, activities, practices, incidents, actions or plans in connection with the operations of MMT which have given rise to or are reasonably likely to give rise to any liability on the part of MMT under any Environmental Law; (iv) MMT has not generated, used, transported, treated, stored, released or disposed of, or has suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Substance in violation of any Environmental Laws; and (v) there has not been any generation, use, transportation, treatment, storage, release or disposal of any Hazardous Substance in connection with the conduct of the business of MMT or the use of any property or facility by MMT, or to the Knowledge of MMT, any nearby or adjacent properties, in each case, which has created or might reasonably be expected to create any material liability under any Environmental Law or which would require reporting to or notification of any Governmental Body.

3.19       Real Property. MMT has not owned any real property or any interest in any real property.

3.20       Broker’s Fees. No broker, finder, agent or similar intermediary has acted on behalf of MMT in connection with this Agreement or the Transaction, and there are no brokerage commissions, finders’ fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with MMT.

3.21       Labor Matters. MMT is not now, and has not been in the last five years, bound by or party to any collective bargaining agreement and, to the Knowledge of MMT, no application for certification of a collective bargaining agent is pending. MMT is in compliance with all Applicable Laws applicable to MMT affecting employment practices and terms and conditions of employment.

3.22       Full Disclosure. This Agreement (including the information contained in the disclosure schedules) and the Reports, do not (i) with respect to MMT, contain any representation, warranty or information that is false or misleading with respect to any material fact, or (ii) with respect to MMT, omit to state any material fact necessary in order to make the representations, warranties and information contained herein (including the information contained in the disclosure schedules) and the Reports, in the context in which made or provided, not false or misleading.

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ARTICLE IV

CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1       Conduct of Business by SN and MMT. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing Date (as herein defined), the Shareholders, on behalf of SN, and MMT shall, except to the extent that the other party shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not have a Material Adverse Effect), pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve substantially intact its present business organization, (ii) keep available the services of its present managers, officers and employees, and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings. In addition, except as permitted or required by the terms of this Agreement, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, SN and MMT shall not do any of the following:

(a)       Waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

(b)       Grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

(c)       Transfer or license to any person or otherwise extend, amend or modify any material rights to any Intellectual Property of SN or MMT, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event shall SN or MMT license on an exclusive basis or sell any Intellectual Property of SN or MMT, as applicable;

(d)       Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

(e)       Purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock or Shareholders interest of SN and MMT, as applicable;

(f)       Issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock, or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock or Shares, or enter into other agreements or commitments of any character obligating it to issue any such shares of capital stock, shares or convertible or exchangeable securities;

(g)       Except as provided herein or as disclosed to the other party, amend its Charter Documents;

(h)       Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of MMT or SN, as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party's ability to compete or to offer or sell any products or services;

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(i)       Sell, lease, license, encumber or otherwise dispose of any properties or assets, except sales of inventory in the ordinary course of business consistent with past practice and, except for the sale, lease or disposition (other than through licensing) of property or assets which are not material, individually or in the aggregate, to the business of such party;

(j)       Incur any indebtedness for borrowed money in excess of $1,000 in the aggregate, except for indebtedness incurred in connection with the purchase of endoscopy equipment, or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of MMT or SN, as applicable, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

(k)       Adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"), pay any special bonus or special remuneration to any manager, director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its managers, directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

(l)       (i) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the most recent financial statements (or the notes thereto) of SN or of MMT, as applicable, or incurred since the date of such financial statements, or (ii) waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which SN is a party or of which SN is a beneficiary or to which MMT is a party or of which MMT is a beneficiary, as applicable;

(m)       Except in the ordinary course of business consistent with past practices, modify, amend or terminate any Contract of SN or MMT, as applicable, or other material contract or material agreement to which SN or MMT is a party or waive, delay the exercise of, release or assign any material rights or claims thereunder;

(n)       Except as appropriate to fairly represent SN’s financial condition or results of operations, revalue any of its assets or adjust its revenue or expenses;;

(o)       Incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $10,000 in any 12 month period;

(p)       Settle any litigation for a total sum of greater than $10,000;

(q)       Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice;

(r)       Form, establish or acquire any Subsidiary;

(s)       Permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans; or

(t)       Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1 (a) through (s) above.

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ARTICLE V

ADDITIONAL AGREEMENTS

5.1.       Compliance with Laws. The Shareholders, SN and MMT shall cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable laws to consummate the Transaction and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable of all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transaction or any of the other transactions contemplated hereby. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of the Shareholders and MMT shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party, and any Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable.

5.2       Required Information. The Shareholders, on behalf of SN, and MMT each shall, upon request by the other, furnish the other with all information concerning themselves, their respective Subsidiaries, managers, directors, officers and Shareholders and such other matters as may be reasonably necessary or advisable in connection with the Transaction, or any other statement, filing, notice or application made by or on behalf of SN and MMT to any third party and/or any Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

5.3       Reasonable Efforts; Notification.

(a)        Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transaction and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, if any takeover statute or similar statute or regulation is or becomes applicable to the Transaction, this Agreement or any of the transactions contemplated by this Agreement, the parties hereto shall use commercially reasonable efforts to enable the Transaction and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require either of the parties hereto to agree to any divestiture by itself or any of its affiliates of shares of capital stock, Shareholders interest or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

(b)       The Shareholders agree to monitor and amend the Disclosure Schedule through Closing as information becomes available which warrants inclusion in the Disclosure Schedule.

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(c)       MMT shall give prompt notice to the Shareholders upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate, or of any failure of MMT to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VI would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

5.4       Business Records. At Closing, SN shall cause to be delivered to MMT all records and documents relating to SN including, without limitation, books, records, government filings, Returns, Charter Documents, Corporate Records, Stock Records, consent decrees, orders, and correspondence, director and stockholder minutes and resolutions, stock ownership records, financial information and records, electronic files containing any financial information and records, and other documents used in or associated with SN ("Business Records").

5.5       Employment Agreement. At Closing MMT and Josh Haupt shall enter into an employment agreement for Josh Haupt to serve as Chief Cultivation Officer of Medicine Man Consulting, Inc. following the Effective Date. A copy of the Employment Agreement is attached as Exhibit “A” to this Agreement and incorporated herein as if set forth.

ARTICLE VI

CONDITIONS TO THE TRANSACTION

6.1       Conditions to Obligations of Each Party to Effect the Transaction. The respective obligations of each party to this Agreement to effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a)       No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Transaction illegal or otherwise prohibiting consummation of the Transaction, substantially on the terms contemplated by this Agreement. All waiting periods, if any, in any jurisdiction in which SN or MMT has material operations relating to the transactions contemplated hereby will have expired or terminated early.

(b)       Failure to Deliver Audit. SN shall fail to deliver the independent audit of its financial statements discussed above in Section 2.10.

6.2       Additional Conditions to Obligations of Shareholders. The obligations of the Shareholders to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Shareholders:

(a)       Representations and Warranties. Each representation and warranty of MMT contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date.

(b)       Agreements and Covenants. MMT shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of MMT) does not, or will not, constitute a Material Adverse Effect with respect to MMT taken as a whole.

(c)       Consents. MMT shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on MMT taken as a whole.

(d)       Material Adverse Effect. No Material Adverse Effect with respect to MMT shall have occurred since the date of this Agreement.

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(e)       Other Deliveries. At Closing, MMT shall have delivered to the Shareholders: (i) certificates representing the MMT Shares of Common Stock to Shareholders in accordance with Section 1.4, (ii) the Employment Agreement in the form attached as Exhibit “A”, and (iii) such other documents or certificates as shall reasonably be required by the Shareholders and their counsel in order to consummate the transactions contemplated hereunder.

6.3       Additional Conditions to the Obligations of MMT. The obligations of MMT to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by MMT:

(a)       Representations and Warranties. Each representation and warranty of the Shareholders contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Effective Date with the same force and effect as if made on and as of the Closing.

(b)       Agreements and Covenants. The Shareholders shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Shareholders) does not, or will not, constitute a Material Adverse Effect on SN.

(c)       Consents. SN shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on SN.

(d)       Material Adverse Effect. No Material Adverse Effect with respect to SN shall have occurred since the date of this Agreement.

(e)       Other Deliveries. At Closing, the Shareholders shall have delivered to MMT: (i) certificates representing the Shares owned by the Shareholders, together with stock powers or other assignments or documents to effectuate transfer of the SN Shares in accordance with Section 1.3; (ii) evidence of properly conducted meetings or legally authorized consents of SN’s Shareholders and Directors authorizing the matters referenced herein, including the approval of the share exchange herein; and (iii) such other documents or certificates as shall reasonably be required by MMT and its counsel in order to consummate the transactions contemplated hereunder.

6.4       Additional Conditions to the Obligations of SN and Shareholders. The obligations of SN and Shareholders to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Effective Date of each of the following conditions, any of which may be waived, in writing, exclusively by SN and Shareholders:

(a)       Representations and Warranties. Each representation and warranty of MMT contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Effective Date with the same force and effect as if made on and as of the Closing.

(b)       Agreements and Covenants. MMT shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Effective Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of MMT) does not, or will not, constitute a Material Adverse Effect on MMT.

(c)       Consents. MMT shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on MMT.

(d)       Material Adverse Effect. No Material Adverse Effect with respect to MMT shall have occurred since the date of this Agreement.

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(e)       Other Deliveries. At Closing, MMT shall have delivered to SN and the Shareholders: (i) the stock certificates for the MMT Shares (ii) such other documents or certificates as shall reasonably be required by SN and its counsel in order to consummate the transactions contemplated hereunder.

6.5       Shareholders’ Indemnification Obligation with Respect to Representations. The Shareholders hereby indemnify and hold harmless, and agree to indemnify and hold harmless (from and after the Closing) MMT and its respective directors, officers, Shareholders, employees and agents (collectively, the "MMT Indemnified Parties") against (i) any and all liabilities, obligations, losses, damages, claims, actions, Liens and deficiencies which exist, or which may be imposed on, incurred by or asserted against any one or more of the MMT Indemnified Parties based upon, resulting from or arising out of, or as to which there was, any breach or inaccuracy of any representation or warranty contained in Article II of this Agreement by the Shareholders which is not set forth on the Disclosure Schedule, or any statement, agreement or covenant made by the Shareholders in or pursuant to this Agreement, any Exhibit or Schedule hereto or thereto, or any certificate or document delivered by such Shareholders at the Closing, and (ii) any cost or expense (including reasonable attorneys' fees and court costs) incurred by the MMT Indemnified Parties or any of them in connection with the foregoing (including, without limitation, any cost or expense incurred by the MMT Indemnified Parties in enforcing their rights pursuant to this Section 6.5) (collectively, the "Damages" for purposes of this Section 6.5).

An MMT Indemnified Party may apply all demands or claims for indemnification under this Article against any payment to be made by or on behalf of such MMT Indemnified Party or any of its Affiliates to or for the account of the Shareholders by means of set-off, reduction or otherwise. No MMT Indemnified Party shall be required to make any claim or demand against any other Person prior to the making of any claim or demand for indemnification or at any other time. The rights of the MMT Indemnified Parties under this Section 6.5 are in addition to such other rights and remedies which they may have under this Agreement or otherwise. The amount of any and all Damages suffered by MMT Indemnified Parties under this Section 6.5 shall be recovered, and all claims of MMT Indemnified Parties pursuant to this Section 6.5 shall be brought by MMT on behalf of such MMT Indemnified Parties.

Notwithstanding any other provision of this Agreement, no demand or claim for indemnification under this Section 6.5 may be made (i) after the date six (6) months following the Closing Date, or (ii) if such claim or demand is covered by existing MMT or SN business insurance policy(ies).

For purposes of this Agreement, (1) the term "Misrepresentation Claim" means a claim or demand for indemnification based upon, resulting from or arising out of any material breach or inaccuracy of a warranty or representation and such material breach or inaccuracy was the direct and primary cause of the Damages for which indemnification is sought; and (2) the term "Knowledge" means in respect of any Misrepresentation Claim, as of the Closing Date or at any time prior thereto, (a) actual knowledge by one of the Shareholders of the material breach or inaccuracy upon which such Misrepresentation Claim is based or (b) actual knowledge of facts which would cause a reasonable person, having knowledge and a full understanding of the terms of this Agreement, to be aware of or recognize the material breach or inaccuracy upon which the Misrepresentation Claim is based.

6.6       Indemnification Obligation with Respect to MMT Representations. MMT hereby indemnifies and hold harmless, and agree to indemnify and hold harmless, the Shareholders, and their respective heirs, representatives and agents (collectively, the “Shareholders Indemnified Parties”) from and after the Closing, against (i) any and all liabilities, obligations (including Guaranty Obligations, as defined below), losses, damages, claims, actions, Liens and deficiencies which exist, or which may be imposed on, incurred by or asserted against any one or more of the Shareholders Indemnified Parties, based upon, resulting from or arising out of, or as to which there was, any breach or inaccuracy of any representation or warranty by MMT contained in this Agreement, or any agreement or covenant made by MMT in or pursuant to this Agreement, or in any Exhibit or Schedule hereto or thereto, or any certificate or document delivered by MMT at the Closing hereof, whether caused by the actions or inactions MMT following Closing), and (ii) any cost or expense (including reasonable attorneys' fees and court costs) incurred by the Shareholders Indemnified Parties in connection with the foregoing (including, without limitation, any cost or expense incurred by the Shareholders Indemnified Parties in enforcing his rights pursuant to this Section 6.6) (collectively, the "Damages").

MMT’s indemnification obligation set forth in this Section 6.6 extends to any personal guaranty of any SN obligation by either of the Shareholders (“Guaranty Obligations”). As such, MMT shall (i) pay off the Wells Fargo LOC at Closing, and (ii) make reasonable efforts to remove the Shareholders as personal guarantor(s) of any SN obligations. Furthermore, in the event that any assets of either Shareholder are posted as security for any SN obligation, MMT shall also make reasonable efforts to pay off such obligation or shall post its own assets to replace those posted by Shareholders.

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The Shareholders Indemnified Parties shall not be required to make any claim or demand against any other Person prior to the making of any claim or demand for indemnification or at any other time. The rights of the Shareholders Indemnified Parties under this Section 6.6 are in addition to such other rights and remedies which they may have under this Agreement or otherwise.

Notwithstanding any other provision of this Agreement, except for any Misrepresentation Claim with respect to which MMT had Knowledge, no demand or claim for indemnification under this Section 6.6 may be made after six (6) months following the Closing Date. No demand or claim for indemnification under this Section 6.6 for any Misrepresentation Claim may be made after the first anniversary of the Closing Date if MMT had Knowledge with respect to such Misrepresentation Claim.

6.7       Procedure for Indemnification Claims.

(a)       The MMT Indemnified Parties and the Shareholders Indemnified Parties are referred to collectively herein as "Indemnified Parties", and the Persons from whom indemnification is sought pursuant to this Article VI are referred to herein as "Indemnifying Parties."

(b)       If at any time an Indemnified Party determines to assert a right to indemnification hereunder, the Indemnified Party shall give to the Indemnifying Party written notice describing the matter for which indemnification is sought in reasonable detail. In the event that a demand or claim for indemnification is made hereunder with respect to a matter the amount or extent of which is not yet known or certain, the notice of demand for indemnification shall so state, and, where practicable, shall include an estimate of the amount of the matter. The failure of an Indemnified Party to give notice of any matter to the Indemnifying Party shall not relieve the Indemnifying Party of any liability that the Indemnifying Party may have to any Indemnified Party.

(c)       Within 15 days after receipt of the notice referred to in clause (b) above, the Indemnifying Party from whom indemnification is sought shall (i) if true, acknowledge in writing his responsibility for all or part of such matter, and shall pay or otherwise satisfy the portion of such matter as to which responsibility is acknowledged or take such other action as is reasonably satisfactory to the Indemnified Party to resolve any such matter that involves anyone not a party hereto, or (ii) give written notice to the Indemnified Party of his intention to dispute or contest all or part of such responsibility. Upon delivery of such notice of intention to contest, the parties shall negotiate in good faith to resolve as promptly as possible any dispute as to responsibility for, or the amount of, any such matter. Failure to respond to a notice claiming indemnification shall be deemed a denial of responsibility therefore.

(d)       In the event that the Indemnified Party is required to expend any amount in enforcing his, her or its rights of indemnification hereunder, the Indemnifying Parties will, jointly and severally, promptly upon request, pay such amounts to the Indemnified Party if indemnification is required to be made hereunder.

(e)       Each Indemnifying Party shall have the right to employ separate counsel in any action or claim which is brought against any Indemnified Party in respect of which indemnity may be sought from it, and to participate in the defense of such action or claim, if such Indemnifying Party confirms in writing its responsibility for such action or claim; provided, however, that (i) the Indemnified Party or Parties shall retain control of such action or claim and (ii) the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

7.1       Termination. This Agreement may be terminated at any time prior to the Closing:

(a)       by mutual written agreement of MMT and the Shareholders;

(b)       by either MMT or the Shareholders if the Transaction shall not have been consummated by ________________, 2017 (“Closing Deadline”) for any reason;

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(c)       by either MMT or the Shareholders if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, which order, decree, ruling or other action is final and nonappealable;

(d)       by the Shareholders, upon a material breach of any representation, warranty, covenant or agreement on the part of MMT set forth in this Agreement, or if any representation or warranty of MMT shall have become materially untrue, in either case such that the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in MMT's representations and warranties or breach by MMT is curable by MMT prior to the Closing Date, then the Shareholders may not terminate this Agreement under this Section 7.1(d) for thirty (30) days after delivery of written notice from Shareholders to MMT of such breach, provided MMT continues to exercise commercially reasonable efforts to cure such breach (it being understood that Shareholders may not terminate this Agreement pursuant to this Section 7.1(d) if they shall have also materially breached this Agreement or if such breach by MMT is cured during such thirty (30)-day period); or

(e)       by MMT, upon a material breach of any representation, warranty, covenant or agreement on the part of the Shareholders set forth in this Agreement, or if any representation or warranty of the Shareholders shall have become materially untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Shareholders' representations and warranties or breach by the Shareholders is curable by the Shareholders prior to the Closing Date, then MMT may not terminate this Agreement under this Section 7.1(e) for thirty (30) days after delivery of written notice from MMT to the Shareholders of such breach, provided the Shareholders continue to exercise commercially reasonable efforts to cure such breach (it being understood that MMT may not terminate this Agreement pursuant to this Section 7.1(e) if it shall have materially breached this Agreement or if such breach by the Shareholders is cured during such thirty (30)-day period).

(f)       by MMT, in its sole and absolute discretion, if following the Effective Date, the net assets or the annual revenue of SN as included in the independent audit of SN to be provided within seventy (70) days from the Effective Date, deviate by more than ten percent (10%) from the unaudited financial information provided by SN pursuant to Section 2.10 herein.

7.2       Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 7.1 above will be effective immediately upon (or, if the termination is pursuant to Section 7.1(d) or Section 7.1(e) and the proviso therein is applicable, thirty (30) days after the party in breach fails to cure the breach) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect and the Transaction shall be abandoned, except (i) as set forth in this Section 7.2, Section 7.3 and Article VIII (General Provisions), each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any intentional or willful breach of this Agreement.

7.3       Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Transaction is consummated.

7.4       Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of MMT, SN and the Shareholders.

7.5       Extension; Waiver. At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

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ARTICLE VIII

GENERAL PROVISIONS

8.1       Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the addresses indicated above, or such other address as a party may so designate in the future, in writing.

8.2       Interpretation.

(a)       When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b)       For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity, if any, taken as a whole, it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (a) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (b) changes in general national or regional economic conditions, or (c) changes affecting the industry generally in which SN or MMT operate.

(c)       For purposes of this Agreement, the term "Person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

8.3       Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted electronically or by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, an electronic, facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a computer, facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

8.4       Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Schedules hereto constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

8.5       Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.6       Survival. All representations, warranties, agreements and covenants contained in or made pursuant to this Agreement, or any Exhibit or Schedule hereto or thereto or any certificate delivered at the Closing, shall survive (and not be affected by) the Closing, but all claims made by virtue of such representations, warranties, agreements and covenants shall be made under, and subject to the limitations set forth in this Article VIII.

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8.7       Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

8.8       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

8.9       Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.10       Assignment. No party may assign either this Agreement or any of his, her or its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 8.10, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

8.11       Attorneys Fees. The prevailing party in any litigation, arbitration, insolvency or other proceeding (“Proceeding”) relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party all costs, expenses, and attorney’s fees (including expert witness and other consultants’ fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and (b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and attorney’s fees.

(Balance of page intentionally left blank – signature page follows.)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

MEDICINE MAN TECHNOLOGIES INC.

By: s/ Andrew Williams

Andrew Williams, President

SUCCESS NUTRIENTS, INC.

By:s/ Joshua Haupt

Joshua Haupt, President

SHAREHOLDERS:

s/ Nicholas F. Costello

Nicholas F. Costello

s/ Angelo Harris

Angelo Harris

s/ Terence A. Fitch

Terence A. Fitch

s/ Gregory S. Schneider

Gregory S. Schneider

s/ Michael J. Walsh

Michael J. Walsh

s/ Brent D. Emerson

Brent D. Emerson

s/ Gregory E. Gluckman

Gregory E. Gluckman

s/ Maxwell J. Statler

Maxwell J. Statler

s/ Jorge M. Vivanco

Jorge M. Vivanco

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s/ Brian T. Herrmann

Brian T. Herrmann

s/ Paul E. Dowell

Paul E. Dowell

s/ Christopher E. Freiboth

Christopher E. Freiboth

s/ Brenda Billings

Brenda Billings

s/ Paula D. Upton

Paula D. Upton

s/ Christopher J. Lynch

Christopher J. Lynch

s/ Micah L. Mitchell

Micah L. Mitchell

s/ Adam A. Delorme

Adam A. Delorme

s/ Sean E. McMechen

Sean E. McMechen

s/ Cole R. Marone

Cole R. Marone

s/ Scott A. Rickard

Scott A. Rickard

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